Exhibit 99.2

Fourth Quarter Financial Supplement

December 31, 2011

Genworth

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures and Selected Operating Performance Measures	4
Financial Highlights	5

Fourth Quarter Results
Net Income (Loss)	7
Net Operating Income (Loss) by Segment	8
Consolidated Net Income (Loss) by Quarter	9
Net Operating Income (Loss) by Segment by Quarter	10
Consolidated Balance Sheets	11-12
Consolidated Balance Sheets by Segment	13-14
Deferred Acquisition Costs Rollforward	15

Quarterly Results
Net Operating Income and Sales—Insurance and Wealth Management Division	17-30
Net Operating Income and Sales—Mortgage Insurance Division	32-57
Net Operating Loss and Sales—Corporate and Runoff Division	59-66

Additional Financial Data
Investments Summary	68
Fixed Maturity Securities Summary	69
Commercial Mortgage Loans Summary	70-71
General Account GAAP Net Investment Income Yields	72
Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail	73

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	75
Reconciliation of Expense Ratio	76
Reconciliation of Core Premiums	77
Reconciliation of Core Yield	78

Corporate Information
Industry Ratings	80-81

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Dear Investor,

In conjunction with Genworth’s realignment announced in fourth quarter 2011, the fourth quarter financial supplement has been re-presented to reflect the following changes:

1)	Reflects new divisions:

a.	Insurance and Wealth Management Division

i.	U.S. Life Insurance segment

1.	Life Insurance

2.	Long-Term Care

3.	Fixed Annuities

ii.	International Protection segment

iii.	Wealth Management segment

b.	Mortgage Insurance Division

i.	International Mortgage Insurance segment

1.	Canada

2.	Australia

3.	Other Countries

ii.	U.S. Mortgage Insurance segment

c.	Corporate and Runoff Division

i.	Runoff segment (includes non-strategic products primarily consisting of variable annuity, institutional and Medicare supplement insurance products)

ii.	Corporate and Other

2)	Life insurance in-force (page 23): whole life insurance has been combined with term life insurance reflecting products no longer being sold by the company.

3)	International Protection segment (page 28): Revised sales by region to reflect how the business is currently being managed.

4)	Provided average effective loan-to-value ratios by policy year for Canada and Australia for the current period (pages 42 and 44).

5)	Medicare supplement insurance business which was previously reported in the long-term care insurance business is now reported in the Runoff segment (page 63).

6)	The home equity access business which was previously reported in the long-term care insurance business is now reported in Corporate and Other (page 66).

The revisions to the financial supplement relate solely to the presentation of segment specific disclosures and do not reflect any subsequent accounting changes.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Georgette Nicholas

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders. The company defines net operating income (loss) available to Genworth Financial, Inc.’s common stockholders as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders if, in the company’s opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and measures that are derived from or incorporate net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, including net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods presented other than a $20 million after-tax gain related to the sale of the Medicare supplement insurance business recorded in the fourth quarter of 2011 and a $106 million tax benefit related to separation from the company’s former parent recorded in the first quarter of 2010. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and twelve months ended December 31, 2011 and 2010. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 75 through 78 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal and term universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business; and (5) new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada, Australia and New Zealand. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers assets under management for the wealth management business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims administration and other loan workouts. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as loss mitigation activities specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$12,520	$12,406	$12,370	$12,457	$12,369
Total accumulated other comprehensive income	4,021	3,872	2,062	1,620	1,492

Total Genworth Financial, Inc.’s stockholders’ equity	$16,541	$16,278	$14,432	$14,077	$13,861

Book value per common share	$33.70	$33.16	$29.41	$28.70	$28.31
Book value per common share, excluding accumulated other comprehensive income	$25.50	$25.27	$25.21	$25.40	$25.26
Common shares outstanding as of the balance sheet date	490.9	490.9	490.7	490.5	489.7

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
GAAP Basis ROE	1.0%	-1.2%	-0.7%	0.4%	1.1%
Operating ROE(1)	1.7%	-0.1%	-0.7%	0.9%	1.0%

	Three months ended
Quarterly Average ROE	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
GAAP Basis ROE	3.4%	0.9%	-3.1%	2.6%	-5.2%
Operating ROE(1)	2.8%	3.4%	-2.4%	3.2%	-4.3%

Basic and Diluted Shares	Three months ended December 31, 2011	Twelve months ended December 31, 2011
Weighted-average shares used in basic earnings per common share calculations	490.9	490.6
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	1.8	2.9

Weighted-average shares used in diluted earnings per common share calculations	492.7	493.5

(1)	See page 75 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Fourth Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Income (Loss)

(amounts in millions)

	Three months ended December 31,		Twelve months ended December 31,
	2011	2010	2011	2010
REVENUES:
Premiums	$1,352	$1,467	$5,705	$5,854
Net investment income	827	863	3,380	3,266
Net investment gains (losses)	5	(39)	(220)	(143)
Insurance and investment product fees and other	416	300	1,479	1,112

Total revenues	2,600	2,591	10,344	10,089

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,388	1,837	5,926	5,994
Interest credited	195	205	794	841
Acquisition and operating expenses, net of deferrals	508	519	2,032	1,965
Amortization of deferred acquisition costs and intangibles	171	166	743	756
Goodwill impairment	29	—	29	—
Interest expense	121	119	506	457

Total benefits and expenses	2,412	2,846	10,030	10,013

INCOME (LOSS) BEFORE INCOME TAXES	188	(255)	314	76
Provision (benefit) for income taxes	48	(129)	53	(209)
Effective tax rate	25.5%	50.6%	16.9%	-275.0%

NET INCOME (LOSS)	140	(126)	261	285
Less: net income attributable to noncontrolling interests	33	35	139	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$107	$(161)	$122	$142

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

	Three months ended December 31,		Twelve months ended December 31,
	2011	2010	2011	2010
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$60	$42	$256	$144
Long-Term Care	38	37	132	163
Fixed Annuities	16	21	74	79

Total U.S. Life Insurance segment	114	100	462	386
International Protection segment	19	19	94	71
Wealth Management segment	12	11	47	40

Total Insurance and Wealth Management Division	145	130	603	497

Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	40	46	161	176
Australia	53	55	200	205
Other Countries	(15)	(3)	(29)	(18)

Total International Mortgage Insurance segment	78	98	332	363
U.S. Mortgage Insurance segment	(94)	(352)	(507)	(580)

Total Mortgage Insurance Division	(16)	(254)	(175)	(217)

Corporate and Runoff Division
Runoff segment	20	34	25	30
Corporate and Other	(63)	(45)	(239)	(184)

Total Corporate and Runoff Division	(43)	(11)	(214)	(154)

NET OPERATING INCOME (LOSS)	86	(135)	214	126

ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net of taxes and other adjustments(1)	1	(26)	(112)	(90)
Gain on sale of business, net of taxes	20	—	20	—
Net tax benefit related to separation from the company’s former parent	—	—	—	106

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	107	(161)	122	142
Add: net income attributable to noncontrolling interests	33	35	139	143

NET INCOME (LOSS)	$140	$(126)	$261	$285

Earnings (Loss) Per Share Data:

Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.22	$(0.33)	$0.25	$0.29
Diluted	$0.22	$(0.33)	$0.25	$0.29

Net operating income (loss) per common share
Basic	$0.17	$(0.28)	$0.44	$0.26
Diluted	$0.17	$(0.28)	$0.43	$0.25

Weighted-average shares outstanding
Basic	490.9	489.6	490.6	489.3
Diluted	492.7	489.6	493.5	493.9

(1)	See page 73 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,352	$1,461	$1,455	$1,437	$5,705	$1,467	$1,447	$1,470	$1,470	$5,854
Net investment income	827	842	881	830	3,380	863	815	823	765	3,266
Net investment gains (losses)	5	(157)	(40)	(28)	(220)	(39)	105	(139)	(70)	(143)
Insurance and investment product fees and other	416	375	359	329	1,479	300	300	256	256	1,112

Total revenues	2,600	2,521	2,655	2,568	10,344	2,591	2,667	2,410	2,421	10,089

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,388	1,457	1,672	1,409	5,926	1,837	1,502	1,340	1,315	5,994
Interest credited	195	194	204	201	794	205	212	211	213	841
Acquisition and operating expenses, net of deferrals	508	510	514	500	2,032	519	472	499	475	1,965
Amortization of deferred acquisition costs and intangibles	171	190	197	185	743	166	227	179	184	756
Goodwill impairment	29	—	—	—	29	—	—	—	—	—
Interest expense	121	124	134	127	506	119	114	109	115	457

Total benefits and expenses	2,412	2,475	2,721	2,422	10,030	2,846	2,527	2,338	2,302	10,013

INCOME (LOSS) BEFORE INCOME TAXES	188	46	(66)	146	314	(255)	140	72	119	76
Provision (benefit) for income taxes	48	(19)	(6)	30	53	(129)	18	(5)	(93)	(209)

NET INCOME (LOSS)	140	65	(60)	116	261	(126)	122	77	212	285
Less: net income attributable to noncontrolling interests	33	36	36	34	139	35	39	35	34	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$107	$29	$(96)	$82	$122	$(161)	$83	$42	$178	$142

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.22	$0.06	$(0.20)	$0.17	$0.25	$(0.33)	$0.17	$0.09	$0.36	$0.29
Diluted	$0.22	$0.06	$(0.20)	$0.17	$0.25	$(0.33)	$0.17	$0.08	$0.36	$0.29
Weighted-average shares outstanding
Basic	490.9	490.8	490.6	490.1	490.6	489.6	489.5	489.1	488.8	489.3
Diluted	492.7	492.5	490.6	494.4	493.5	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Insurance and Wealth Management Division
U.S. Life Insurance segment:
Life Insurance	$60	$72	$72	$52	$256	$42	$33	$32	$37	$144
Long-Term Care	38	23	27	44	132	37	38	46	42	163
Fixed Annuities	16	20	24	14	74	21	16	25	17	79

Total U.S. Life Insurance segment	114	115	123	110	462	100	87	103	96	386
International Protection segment	19	25	25	25	94	19	28	12	12	71
Wealth Management segment	12	12	13	10	47	11	8	10	11	40

Total Insurance and Wealth Management Division	145	152	161	145	603	130	123	125	119	497

Mortgage Insurance Division
International Mortgage Insurance segment:
Canada	40	39	31	51	161	46	44	45	41	176
Australia	53	41	54	52	200	55	48	59	43	205
Other Countries	(15)	(7)	(3)	(4)	(29)	(3)	1	(11)	(5)	(18)

Total International Mortgage Insurance segment	78	73	82	99	332	98	93	93	79	363
U.S. Mortgage Insurance segment	(94)	(79)	(253)	(81)	(507)	(352)	(152)	(40)	(36)	(580)

Total Mortgage Insurance Division	(16)	(6)	(171)	18	(175)	(254)	(59)	53	43	(217)

Corporate and Runoff Division
Runoff segment	20	(11)	12	4	25	34	9	(7)	(6)	30
Corporate and Other	(63)	(31)	(76)	(69)	(239)	(45)	(44)	(53)	(42)	(184)

Total Corporate and Runoff Division	(43)	(42)	(64)	(65)	(214)	(11)	(35)	(60)	(48)	(154)

NET OPERATING INCOME (LOSS)	86	104	(74)	98	214	(135)	29	118	114	126
ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
Net investment gains (losses), net of taxes and other adjustments	1	(75)	(22)	(16)	(112)	(26)	54	(76)	(42)	(90)
Gain on sale of business, net of taxes	20	—	—	—	20	—	—	—	—	—
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	106	106

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	107	29	(96)	82	122	(161)	83	42	178	142
Add: net income attributable to noncontrolling interests	33	36	36	34	139	35	39	35	34	143

NET INCOME (LOSS)	$140	$65	$(60)	$116	$261	$(126)	$122	$77	$212	$285

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$0.22	$0.06	$(0.20)	$0.17	$0.25	$(0.33)	$0.17	$0.09	$0.36	$0.29
Diluted	$0.22	$0.06	$(0.20)	$0.17	$0.25	$(0.33)	$0.17	$0.08	$0.36	$0.29
Net operating income (loss) per common share
Basic	$0.17	$0.21	$(0.15)	$0.20	$0.44	$(0.28)	$0.06	$0.24	$0.23	$0.26
Diluted	$0.17	$0.21	$(0.15)	$0.20	$0.43	$(0.28)	$0.06	$0.24	$0.23	$0.25
Weighted-average shares outstanding
Basic	490.9	490.8	490.6	490.1	490.6	489.6	489.5	489.1	488.8	489.3
Diluted	492.7	492.5	490.6	494.4	493.5	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$58,295	$57,816	$56,221	$54,998	$55,183
Equity securities available-for-sale, at fair value	361	354	374	355	332
Commercial mortgage loans	6,092	6,271	6,432	6,600	6,718
Restricted commercial mortgage loans related to securitization entities	411	430	457	485	507
Policy loans	1,549	1,556	1,542	1,480	1,471
Other invested assets	4,819	5,626	3,301	3,752	3,854
Restricted other invested assets related to securitization entities	377	377	379	376	372

Total investments	71,904	72,430	68,706	68,046	68,437
Cash and cash equivalents	4,488	3,648	2,831	3,742	3,132
Accrued investment income	691	725	693	794	733
Deferred acquisition costs	7,327	7,359	7,362	7,334	7,256
Intangible assets	577	626	692	713	741
Goodwill	1,253	1,326	1,333	1,331	1,329
Reinsurance recoverable	16,982	16,976	16,999	17,102	17,191
Other assets	958	1,002	988	883	810
Deferred tax asset	—	—	1,291	1,188	1,100
Separate account assets	10,122	9,794	11,452	11,807	11,666

Total assets	$114,302	$113,886	$112,347	$112,940	$112,395

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,971	$31,745	$31,177	$30,872	$30,717
Policyholder account balances	26,345	26,480	26,115	26,399	26,978
Liability for policy and contract claims	7,620	7,379	7,327	6,959	6,933
Unearned premiums	4,257	4,210	4,563	4,529	4,541
Other liabilities	6,308	6,755	5,637	6,189	6,085
Borrowings related to securitization entities	396	414	452	489	494
Non-recourse funding obligations	3,256	3,280	3,374	3,431	3,437
Long-term borrowings	4,726	4,708	4,755	5,347	4,952
Deferred tax liability	1,636	1,753	1,937	1,689	1,621
Separate account liabilities	10,122	9,794	11,452	11,807	11,666

Total liabilities	96,637	96,518	96,789	97,711	97,424

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,124	12,117	12,110	12,101	12,095

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains on securities not other-than-temporarily impaired	1,586	1,579	352	77	21
Net unrealized gains (losses) on other-than-temporarily impaired securities	(132)	(126)	(116)	(114)	(121)

Net unrealized investment gains (losses)	1,454	1,453	236	(37)	(100)

Derivatives qualifying as hedges	2,009	1,960	943	864	924
Foreign currency translation and other adjustments	558	459	883	793	668

Total accumulated other comprehensive income	4,021	3,872	2,062	1,620	1,492
Retained earnings	3,095	2,988	2,959	3,055	2,973
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	16,541	16,278	14,432	14,077	13,861
Noncontrolling interests	1,124	1,090	1,126	1,152	1,110

Total stockholders’ equity	17,665	17,368	15,558	15,229	14,971

Total liabilities and stockholders’ equity	$114,302	$113,886	$112,347	$112,940	$112,395

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2011
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,846	$1,825	$47	$9,245	$2,665	$4,481	$4,974	$77,083
Deferred acquisition costs and intangible assets	7,425	397	407	351	56	478	43	9,157
Reinsurance recoverable	15,774	29	—	6	208	965	—	16,982
Deferred tax and other assets	374	153	69	146	75	56	85	958
Separate account assets	—	—	—	—	—	10,122	—	10,122

Total assets	$77,419	$2,404	$523	$9,748	$3,004	$16,102	$5,102	$114,302

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,964	$—	$—	$—	$—	$7	$—	$31,971
Policyholder account balances	20,943	17	—	—	—	5,385	—	26,345
Liability for policy and contract claims	4,418	133	—	553	2,488	28	—	7,620
Unearned premiums	610	592	—	2,932	112	11	—	4,257
Non-recourse funding obligations	3,356	—	—	—	—	—	(100)	3,256
Deferred tax and other liabilities	5,149	540	50	635	(726)	24	2,272	7,944
Borrowings and capital securities	—	—	—	561	—	6	4,555	5,122
Separate account liabilities	—	—	—	—	—	10,122	—	10,122

Total liabilities	66,440	1,282	50	4,681	1,874	15,583	6,727	96,637

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,378	1,114	473	3,185	1,134	688	(1,452)	12,520
Allocated accumulated other comprehensive income (loss)	3,601	8	—	758	(4)	(169)	(173)	4,021

Total Genworth Financial, Inc.’s stockholders’ equity	10,979	1,122	473	3,943	1,130	519	(1,625)	16,541
Noncontrolling interests	—	—	—	1,124	—	—	—	1,124

Total stockholders’ equity	10,979	1,122	473	5,067	1,130	519	(1,625)	17,665

Total liabilities and stockholders’ equity	$77,419	$2,404	$523	$9,748	$3,004	$16,102	$5,102	$114,302

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2011
	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$53,524	$2,018	$40	$8,985	$2,775	$4,855	$4,606	$76,803
Deferred acquisition costs and intangible assets	7,376	420	406	342	55	640	72	9,311
Reinsurance recoverable	15,713	33	—	5	260	965	—	16,976
Deferred tax and other assets	362	183	98	107	70	109	73	1,002
Separate account assets	—	—	—	—	—	9,794	—	9,794

Total assets	$76,975	$2,654	$544	$9,439	$3,160	$16,363	$4,751	$113,886

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,690	$—	$—	$—	$—	$55	$—	$31,745
Policyholder account balances	20,862	17	—	—	—	5,601	—	26,480
Liability for policy and contract claims	4,189	150	—	499	2,486	55	—	7,379
Unearned premiums	571	639	—	2,863	111	26	—	4,210
Non-recourse funding obligations	3,380	—	—	—	—	—	(100)	3,280
Deferred tax and other liabilities	5,146	508	46	690	(650)	(33)	2,801	8,508
Borrowings and capital securities	—	—	—	543	—	7	4,572	5,122
Separate account liabilities	—	—	—	—	—	9,794	—	9,794

Total liabilities	65,838	1,314	46	4,595	1,947	15,505	7,273	96,518

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	7,624	1,300	498	3,140	1,193	1,014	(2,363)	12,406
Allocated accumulated other comprehensive income (loss)	3,513	40	—	614	20	(156)	(159)	3,872

Total Genworth Financial, Inc.’s stockholders’ equity	11,137	1,340	498	3,754	1,213	858	(2,522)	16,278
Noncontrolling interests	—	—	—	1,090	—	—	—	1,090

Total stockholders’ equity	11,137	1,340	498	4,844	1,213	858	(2,522)	17,368

Total liabilities and stockholders’ equity	$76,975	$2,654	$544	$9,439	$3,160	$16,363	$4,751	$113,886

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Life Insurance	International Protection	Wealth Management	International Mortgage Insurance	U.S. Mortgage Insurance	Runoff	Corporate and Other(1)	Total
Unamortized balance as of September 30, 2011	$6,493	$310	$—	$259	$43	$549	$—	$7,654
Costs deferred	166	21	—	18	6	2	—	213
Amortization, net of interest accretion(1)	(76)	(35)	—	(19)	(4)	(2)	—	(136)
Impact of foreign currency translation	—	(8)	—	9	—	—	—	1
Other(2)	—	—	—	—	—	(94)		(94)

Unamortized balance as of December 31, 2011	6,583	288	—	267	45	455	—	7,638
Effect of accumulated net unrealized investment (gains) losses	(302)	—	—	—	—	(9)	—	(311)

Balance as of December 31, 2011	$6,281	$288	$—	$267	$45	$446	$—	$7,327

(1)	Amortization, net of interest accretion, includes $3 million of amortization related to net investment gains (losses) for the policyholder account balances.
(2)	Relates to the sale of the Medicare supplement insurance business in the fourth quarter of 2011.

Insurance and Wealth Management Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$950	$959	$961	$948	$3,818	$973	$981	$987	$1,002	$3,943
Net investment income	666	675	701	669	2,711	681	655	657	634	2,627
Net investment gains (losses)	(2)	(21)	(32)	(19)	(74)	(46)	(11)	(47)	(50)	(154)
Insurance and investment product fees and other	292	307	290	261	1,150	223	218	202	191	834

Total revenues	1,906	1,920	1,920	1,859	7,605	1,831	1,843	1,799	1,777	7,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	995	1,001	970	943	3,909	995	963	946	940	3,844
Interest credited	163	160	170	166	659	168	172	173	172	685
Acquisition and operating expenses, net of deferrals	376	375	382	371	1,504	363	348	363	348	1,422
Amortization of deferred acquisition costs and intangibles	139	121	141	133	534	120	157	121	148	546
Interest expense	29	33	41	39	142	37	34	38	45	154

Total benefits and expenses	1,702	1,690	1,704	1,652	6,748	1,683	1,674	1,641	1,653	6,651

INCOME BEFORE INCOME TAXES	204	230	216	207	857	148	169	158	124	599
Provision for income taxes	63	76	74	72	285	49	54	54	36	193

NET INCOME	141	154	142	135	572	99	115	104	88	406
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	4	(2)	19	10	31	31	8	21	31	91

NET OPERATING INCOME	$145	$152	$161	$145	$603	$130	$123	$125	$119	$497

Effective tax rate (operating income)(1)	30.8%	33.4%	34.1%	34.7%	33.3%	34.0%	32.3%	34.2%	30.7%	32.9%

(1)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	U.S. Life Insurance Segment
Three months ended December 31, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$205	$520	$33	$758	$192	$—	$950
Net investment income	131	246	255	632	34	—	666
Net investment gains (losses)	(13)	8	5	—	(2)	—	(2)
Insurance and investment product fees and other	174	1	1	176	2	114	292

Total revenues	497	775	294	1,566	226	114	1,906

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	256	593	115	964	31	—	995
Interest credited	64	—	99	163	—	—	163
Acquisition and operating expenses, net of deferrals	38	89	22	149	134	93	376
Amortization of deferred acquisition costs and intangibles	34	35	31	100	37	2	139
Interest expense	26	—	—	26	3	—	29

Total benefits and expenses	418	717	267	1,402	205	95	1,702

INCOME BEFORE INCOME TAXES	79	58	27	164	21	19	204
Provision for income taxes	28	15	10	53	3	7	63

NET INCOME	51	43	17	111	18	12	141
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	9	(5)	(1)	3	1	—	4

NET OPERATING INCOME	$60	$38	$16	$114	$19	$12	$145

Effective tax rate (operating income)	35.5%	24.7%	37.7%	32.6%	11.6%	36.2%	30.8%

	U.S. Life Insurance Segment
Three months ended December 31, 2010	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$217	$492	$45	$754	$219	$—	$973
Net investment income	131	240	273	644	37	—	681
Net investment gains (losses)	(15)	(19)	(11)	(45)	(1)	—	(46)
Insurance and investment product fees and other	124	1	1	126	4	93	223

Total revenues	457	714	308	1,479	259	93	1,831

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	246	582	133	961	34	—	995
Interest credited	60	1	107	168	—	—	168
Acquisition and operating expenses, net of deferrals	40	86	18	144	143	76	363
Amortization of deferred acquisition costs and intangibles	38	7	29	74	45	1	120
Interest expense	26	—	—	26	11	—	37

Total benefits and expenses	410	676	287	1,373	233	77	1,683

INCOME BEFORE INCOME TAXES	47	38	21	106	26	16	148
Provision for income taxes	15	13	8	36	8	5	49

NET INCOME	32	25	13	70	18	11	99
ADJUSTMENT TO NET INCOME:
Net investment losses, net of taxes and other adjustments	10	12	8	30	1	—	31

NET OPERATING INCOME	$42	$37	$21	$100	$19	$11	$130

Effective tax rate (operating income)	32.2%	35.9%	37.8%	34.8%	31.4%	30.3%	34.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income—Insurance and Wealth Management Division

(amounts in millions)

	U.S. Life Insurance Segment
Twelve months ended December 31, 2011	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$864	$2,020	$95	$2,979	$839	$—	$3,818
Net investment income	534	959	1,045	2,538	173	—	2,711
Net investment gains (losses)	(32)	19	(60)	(73)	(1)	—	(74)
Insurance and investment product fees and other	676	4	6	686	11	453	1,150

Total revenues	2,042	3,002	1,086	6,130	1,022	453	7,605

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,019	2,324	431	3,774	135	—	3,909
Interest credited	255	—	404	659	—	—	659
Acquisition and operating expenses, net of deferrals	151	341	70	562	570	372	1,504
Amortization of deferred acquisition costs and intangibles	151	120	99	370	159	5	534
Interest expense	103	1	—	104	38	—	142

Total benefits and expenses	1,679	2,786	1,004	5,469	902	377	6,748

INCOME BEFORE INCOME TAXES	363	216	82	661	120	76	857
Provision for income taxes	128	72	29	229	27	29	285

NET INCOME	235	144	53	432	93	47	572

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	21	(12)	21	30	1	—	31

NET OPERATING INCOME	$256	$132	$74	$462	$94	$47	$603

Effective tax rate (operating income)	35.3%	33.1%	35.1%	34.7%	22.1%	38.3%	33.3%

	U.S. Life Insurance Segment
Twelve months ended December 31, 2010	Life Insurance	Long-Term Care	Fixed Annuities	Total U.S. Life Insurance Segment	International Protection Segment	Wealth Management Segment	Total
REVENUES:
Premiums	$904	$1,945	$155	$3,004	$939	$—	$3,943
Net investment income	478	902	1,093	2,473	154	—	2,627
Net investment gains (losses)	(61)	(17)	(81)	(159)	5	—	(154)
Insurance and investment product fees and other	457	4	7	468	14	352	834

Total revenues	1,778	2,834	1,174	5,786	1,112	352	7,250

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	953	2,169	526	3,648	196	—	3,844
Interest credited	243	4	438	685	—	—	685
Acquisition and operating expenses, net of deferrals	155	320	67	542	593	287	1,422
Amortization of deferred acquisition costs and intangibles	178	104	83	365	177	4	546
Interest expense	102	1	—	103	51	—	154

Total benefits and expenses	1,631	2,598	1,114	5,343	1,017	291	6,651

INCOME BEFORE INCOME TAXES	147	236	60	443	95	61	599
Provision for income taxes	45	84	22	151	21	21	193

NET INCOME	102	152	38	292	74	40	406

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	42	11	41	94	(3)	—	91

NET OPERATING INCOME	$144	$163	$79	$386	$71	$40	$497

Effective tax rate (operating income)	31.8%	35.7%	36.0%	34.4%	21.5%	34.4%	32.9%

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income—U.S. Life Insurance Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$758	$750	$738	$733	$2,979	$754	$763	$743	$744	$3,004
Net investment income	632	637	648	621	2,538	644	623	619	587	2,473
Net investment gains (losses)	—	(19)	(33)	(21)	(73)	(45)	(13)	(49)	(52)	(159)
Insurance and investment product fees and other	176	192	172	146	686	126	123	113	106	468

Total revenues	1,566	1,560	1,525	1,479	6,130	1,479	1,496	1,426	1,385	5,786

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	964	964	935	911	3,774	961	926	889	872	3,648
Interest credited	163	160	170	166	659	168	172	173	172	685
Acquisition and operating expenses, net of deferrals	149	143	139	131	562	144	136	134	128	542
Amortization of deferred acquisition costs and intangibles	100	84	94	92	370	74	117	77	97	365
Interest expense	26	27	25	26	104	26	27	28	22	103

Total benefits and expenses	1,402	1,378	1,363	1,326	5,469	1,373	1,378	1,301	1,291	5,343

INCOME BEFORE INCOME TAXES	164	182	162	153	661	106	118	125	94	443
Provision for income taxes	53	63	58	55	229	36	41	44	30	151

NET INCOME	111	119	104	98	432	70	77	81	64	292
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	(4)	19	12	30	30	10	22	32	94

NET OPERATING INCOME	$114	$115	$123	$110	$462	$100	$87	$103	$96	$386

Effective tax rate (operating income)	32.6%	34.5%	35.8%	35.6%	34.7%	34.8%	34.8%	35.0%	32.9%	34.4%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income and Sales—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$205	$215	$222	$222	$864	$217	$226	$232	$229	$904
Net investment income	131	132	141	130	534	131	122	119	106	478
Net investment gains (losses)	(13)	(4)	(15)	—	(32)	(15)	(13)	(7)	(26)	(61)
Insurance and investment product fees and other	174	189	170	143	676	124	120	109	104	457

Total revenues	497	532	518	495	2,042	457	455	453	413	1,778

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	256	258	247	258	1,019	246	239	240	228	953
Interest credited	64	59	69	63	255	60	62	61	60	243
Acquisition and operating expenses, net of deferrals	38	43	41	29	151	40	39	39	37	155
Amortization of deferred acquisition costs and intangibles	34	38	41	38	151	38	52	43	45	178
Interest expense	26	26	25	26	103	26	26	28	22	102

Total benefits and expenses	418	424	423	414	1,679	410	418	411	392	1,631

INCOME BEFORE INCOME TAXES	79	108	95	81	363	47	37	42	21	147
Provision for income taxes	28	38	33	29	128	15	13	14	3	45

NET INCOME	51	70	62	52	235	32	24	28	18	102

ADJUSTMENT TO NET INCOME:
Net investment losses, net of taxes and other adjustments	9	2	10	—	21	10	9	4	19	42

NET OPERATING INCOME	$60	$72	$72	$52	$256	$42	$33	$32	$37	$144

Effective tax rate (operating income)	35.5%	35.0%	35.4%	35.5%	35.3%	32.2%	34.9%	34.6%	25.4%	31.8%

SALES:
Sales by Product:
Term Life	$—	$1	$—	$—	$1	$—	$1	$4	$14	$19
Term Universal Life	31	34	36	31	132	31	31	24	10	96
Universal Life:
Annualized First-Year Deposits	12	10	9	11	42	10	10	9	8	37
Linked-Benefits(1)	20	20	25	23	88	14	14	11	11	50
Excess Deposits	37	40	35	36	148	33	26	27	20	106
Sales by Distribution Channel:
Financial Intermediaries	$9	$12	$14	$14	$49	$8	$9	$7	$6	$30
Independent Producers	89	92	88	85	354	79	72	67	56	274
Dedicated Sales Specialist	2	1	3	2	8	1	1	1	1	4

Total Sales(1)	$100	$105	$105	$101	$411	$88	$82	$75	$63	$308

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance in the life insurance business. The linked-benefits product for universal life insurance was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Life Insurance In-Force

(amounts in millions)

	2011				2010
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Term and Whole Life Insurance(1)
Life insurance in-force, net of reinsurance	$439,743	$444,861	$449,806	$454,704	$459,763	$468,070	$471,004	$475,667
Life insurance in-force before reinsurance	$568,261	$575,689	$583,007	$590,569	$598,333	$606,808	$615,618	$623,547

Term Universal Life Insurance
Life insurance in-force, net of reinsurance	$99,753	$87,238	$73,569	$58,371	$45,256	$31,761	$17,754	$5,453
Life insurance in-force before reinsurance	$100,476	$87,896	$74,107	$58,811	$45,562	$31,935	$17,820	$5,456

Universal Life Insurance(1)
Life insurance in-force, net of reinsurance	$42,363	$42,015	$41,737	$41,543	$41,183	$41,002	$40,837	$40,741
Life insurance in-force before reinsurance	$49,204	$48,199	$47,990	$47,831	$47,528	$47,430	$47,283	$47,216

Total Life Insurance
Life insurance in-force, net of reinsurance	$581,859	$574,114	$565,112	$554,618	$546,202	$540,833	$529,595	$521,861
Life insurance in-force before reinsurance	$717,941	$711,784	$705,104	$697,211	$691,423	$686,173	$680,721	$676,219

(1)

The prior period amounts have been re-presented to report in-force amounts for whole life insurance with term life insurance as these products are no longer being sold. In-force amounts for whole life insurance were previously reported with universal life insurance.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income and Sales—U.S. Life Insurance Segment—Long-Term Care

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$520	$513	$496	$491	$2,020	$492	$495	$479	$479	$1,945
Net investment income	246	244	240	229	959	240	230	223	209	902
Net investment gains (losses)	8	27	(8)	(8)	19	(19)	(5)	5	2	(17)
Insurance and investment product fees and other	1	1	1	1	4	1	1	2	—	4

Total revenues	775	785	729	713	3,002	714	721	709	690	2,834

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	593	605	583	543	2,324	582	548	522	517	2,169
Interest credited	—	—	—	—	—	1	1	1	1	4
Acquisition and operating expenses, net of deferrals	89	86	83	83	341	86	81	79	74	320
Amortization of deferred acquisition costs and intangibles	35	29	28	28	120	7	37	29	31	104
Interest expense	—	1	—	—	1	—	1	—	—	1

Total benefits and expenses	717	721	694	654	2,786	676	668	631	623	2,598

INCOME BEFORE INCOME TAXES	58	64	35	59	216	38	53	78	67	236
Provision for income taxes	15	23	13	21	72	13	19	28	24	84

NET INCOME	43	41	22	38	144	25	34	50	43	152

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(5)	(18)	5	6	(12)	12	4	(4)	(1)	11

NET OPERATING INCOME	$38	$23	$27	$44	$132	$37	$38	$46	$42	$163

Effective tax rate (operating income)	24.7%	35.6%	36.7%	35.9%	33.1%	35.9%	35.4%	35.5%	36.1%	35.7%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$6	$6	$5	$5	$22	$4	$5	$3	$4	$16
Independent Producers	35	34	31	29	129	23	21	18	16	78
Dedicated Sales Specialist	15	14	14	12	55	12	12	13	11	48

Total Individual Long-Term Care	56	54	50	46	206	39	38	34	31	142
Group Long-Term Care	9	—	2	2	13	3	3	3	8	17

Total Sales(1)	$65	$54	$52	$48	$219	$42	$41	$37	$39	$159

RATIOS:
Loss Ratio(2)	67.1%	71.4%	70.4%	64.5%	68.4%	72.8%	66.6%	64.6%	64.6%	67.2%
Gross Benefits Ratio(3)	114.1%	118.0%	117.3%	110.6%	115.0%	118.3%	110.8%	108.9%	107.8%	111.5%

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance and fixed annuities in the life insurance and fixed annuities businesses, respectively. The linked-benefits product was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)

The sales associated with linked-benefits products related to universal life insurance and single premium deferred annuities that were previously reported in the long-term care insurance business are being reflected in the life insurance and fixed annuities businesses, respectively, for comparability purposes.

(2)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(3)	The gross benefits ratio was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income and Sales—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$33	$22	$20	$20	$95	$45	$42	$32	$36	$155
Net investment income	255	261	267	262	1,045	273	271	277	272	1,093
Net investment gains (losses)	5	(42)	(10)	(13)	(60)	(11)	5	(47)	(28)	(81)
Insurance and investment product fees and other	1	2	1	2	6	1	2	2	2	7

Total revenues	294	243	278	271	1,086	308	320	264	282	1,174

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	115	101	105	110	431	133	139	127	127	526
Interest credited	99	101	101	103	404	107	109	111	111	438
Acquisition and operating expenses, net of deferrals	22	14	15	19	70	18	16	16	17	67
Amortization of deferred acquisition costs and intangibles	31	17	25	26	99	29	28	5	21	83
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	267	233	246	258	1,004	287	292	259	276	1,114

INCOME BEFORE INCOME TAXES	27	10	32	13	82	21	28	5	6	60
Provision for income taxes	10	2	12	5	29	8	9	2	3	22

NET INCOME	17	8	20	8	53	13	19	3	3	38

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(1)	12	4	6	21	8	(3)	22	14	41

NET OPERATING INCOME	$16	$20	$24	$14	$74	$21	$16	$25	$17	$79

Effective tax rate (operating income)	37.7%	31.4%	35.8%	35.6%	35.1%	37.8%	33.4%	34.6%	38.3%	36.0%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$70	$49	$52	$57	$228	$79	$82	$72	$68	$301
Single Premium Deferred Annuities(1)	293	446	272	109	1,120	110	136	91	39	376

Total Sales	$363	$495	$324	$166	$1,348	$189	$218	$163	$107	$677

Sales by Distribution Channel:
Financial Intermediaries	$233	$411	$243	$108	$995	$114	$103	$78	$60	$355
Independent Producers	127	82	79	55	343	70	108	79	44	301
Dedicated Sales Specialists	3	2	2	3	10	5	7	6	3	21

Total Sales(1)	$363	$495	$324	$166	$1,348	$189	$218	$163	$107	$677

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for single premium deferred annuities in the fixed annuities business. The linked-benefits product for single premium deferred annuities was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Operating Performance Measures—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Single Premium Deferred Annuities
Account value, beginning of the period	$10,775	$10,582	$10,660	$10,819	$10,819	$10,972	$11,117	$11,234	$11,409	$11,409
Deposits	295	450	275	120	1,140	108	136	92	41	377
Surrenders, benefits and product charges	(325)	(345)	(441)	(368)	(1,479)	(353)	(376)	(304)	(312)	(1,345)

Net flows	(30)	105	(166)	(248)	(339)	(245)	(240)	(212)	(271)	(968)
Interest credited	86	88	88	89	351	92	95	95	96	378

Account value, end of the period	10,831	10,775	10,582	10,660	10,831	10,819	10,972	11,117	11,234	10,819

Single Premium Immediate Annuities
Account value, beginning of the period	6,482	6,384	6,411	6,528	6,528	6,783	6,529	6,593	6,675	6,675
Premiums and deposits	96	77	85	85	343	102	116	100	95	413
Surrenders, benefits and product charges	(250)	(245)	(253)	(256)	(1,004)	(261)	(251)	(251)	(265)	(1,028)

Net flows	(154)	(168)	(168)	(171)	(661)	(159)	(135)	(151)	(170)	(615)
Interest credited	79	80	82	83	324	84	85	87	88	344
Effect of accumulated net unrealized investment gains (losses)	26	186	59	(29)	242	(180)	304	—	—	124

Account value, end of the period	6,433	6,482	6,384	6,411	6,433	6,528	6,783	6,529	6,593	6,528

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,109	1,113	1,113	1,113	1,113	1,114	1,115	1,115	1,115	1,115
Surrenders, benefits and product charges	(17)	(18)	(14)	(15)	(64)	(16)	(16)	(15)	(14)	(61)

Net flows	(17)	(18)	(14)	(15)	(64)	(16)	(16)	(15)	(14)	(61)
Interest credited	15	14	14	15	58	15	15	15	14	59

Account value, net of reinsurance, end of the period	1,107	1,109	1,113	1,113	1,107	1,113	1,114	1,115	1,115	1,113

Total Fixed Annuities	$18,371	$18,366	$18,079	$18,184	$18,371	$18,460	$18,869	$18,761	$18,942	$18,460

International Protection Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income and Sales—International Protection Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$192	$209	$223	$215	$839	$219	$218	$244	$258	$939
Net investment income	34	38	53	48	173	37	32	38	47	154
Net investment gains (losses)	(2)	(2)	1	2	(1)	(1)	2	2	2	5
Insurance and investment product fees and other	2	—	4	5	11	4	6	—	4	14

Total revenues	226	245	281	270	1,022	259	258	284	311	1,112

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	37	35	32	135	34	37	57	68	196
Acquisition and operating expenses, net of deferrals	134	137	151	148	570	143	139	157	154	593
Amortization of deferred acquisition costs and intangibles	37	36	46	40	159	45	39	43	50	177
Interest expense	3	6	16	13	38	11	7	10	23	51

Total benefits and expenses	205	216	248	233	902	233	222	267	295	1,017

INCOME BEFORE INCOME TAXES	21	29	33	37	120	26	36	17	16	95
Provision for income taxes	3	6	8	10	27	8	6	4	3	21

NET INCOME	18	23	25	27	93	18	30	13	13	74

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	2	—	(2)	1	1	(2)	(1)	(1)	(3)

NET OPERATING INCOME(1)	$19	$25	$25	$25	$94	$19	$28	$12	$12	$71

Effective tax rate (operating income)	11.6%	23.8%	23.3%	26.3%	22.1%	31.4%	14.2%	24.4%	15.4%	21.5%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$234	$252	$270	$240	$996	$230	$232	$220	$263	$945
Premium equivalents for administrative services only business	5	5	6	6	22	6	5	4	4	19
Reinsurance premiums assumed accounted for under the deposit method	167	181	193	177	718	191	201	200	170	762

Total Sales(2)	$406	$438	$469	$423	$1,736	$427	$438	$424	$437	$1,726

SALES BY REGION:
Lifestyle Protection Insurance
Northern Europe	$149	$166	$169	$156	$640	$153	$157	$149	$177	$636
Southern Europe	152	161	188	170	671	173	176	169	168	686
Latin America	6	7	2	—	15	—	—	—	—	—
Asia	—	—	—	—	—	—	—	—	—	—
Structured Deals(3)	93	97	103	89	382	87	85	93	78	343
Other	6	7	7	8	28	14	20	13	14	61

Total Sales	$406	$438	$469	$423	$1,736	$427	$438	$424	$437	$1,726

Loss Ratio	16%	17%	16%	15%	16%	16%	17%	23%	26%	21%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Protection segment was $15 million and $85 million for the three and twelve months ended December 31, 2011, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the International Protection segment were $409 million and $1,665 million for the three and twelve months ended December 31, 2011, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

Wealth Management Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income, Sales and Assets Under Management—Wealth Management Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	114	115	114	110	453	93	89	89	81	352

Total revenues	114	115	114	110	453	93	89	89	81	352

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	93	95	92	92	372	76	73	72	66	287
Amortization of deferred acquisition costs and intangibles	2	1	1	1	5	1	1	1	1	4
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	95	96	93	93	377	77	74	73	67	291

INCOME BEFORE INCOME TAXES	19	19	21	17	76	16	15	16	14	61
Provision for income taxes	7	7	8	7	29	5	7	6	3	21

NET INCOME	12	12	13	10	47	11	8	10	11	40

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$12	$12	$13	$10	$47	$11	$8	$10	$11	$40

Effective tax rate (operating income)	36.2%	38.9%	36.4%	42.3%	38.3%	30.3%	47.1%	36.0%	23.7%	34.4%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,278	$1,395	$1,622	$1,785	$6,080	$1,334	$1,189	$1,195	$1,265	$4,983
Dedicated Sales Specialists	161	170	185	273	789	248	165	167	210	790

Total Sales	$1,439	$1,565	$1,807	$2,058	$6,869	$1,582	$1,354	$1,362	$1,475	$5,773

ASSETS UNDER MANAGEMENT:
Beginning of period	$24,613	$25,930	$25,551	$24,740	$24,740	$21,160	$19,548	$20,037	$18,865	$18,865
Gross flows	1,439	1,565	1,807	2,058	6,869	1,582	1,354	1,362	1,475	5,773
Redemptions	(1,455)	(1,119)	(1,143)	(1,703)	(5,420)	(936)	(893)	(926)	(971)	(3,726)

Net flows	(16)	446	664	355	1,449	646	461	436	504	2,047
Market performance	490	(1,763)	(285)	456	(1,102)	745	1,151	(925)	668	1,639
Acquisition(1)	—	—	—	—	—	2,189	—	—	—	2,189

End of period	$25,087	$24,613	$25,930	$25,551	$25,087	$24,740	$21,160	$19,548	$20,037	$24,740

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc.,

Quantavis Consulting, Inc. and the Altegris companies.

(1)

On December 31, 2010, the company acquired the operating assets of Altegris Capital, LLC (“Altegris”). Altegris provides a platform of alternative investments including hedge funds and managed futures products.

Mortgage Insurance Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss)—Mortgage Insurance Division

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

REVENUES:
Premiums	$400	$413	$410	$404	$1,627	$413	$384	$404	$388	$1,589
Net investment income	112	132	125	128	497	119	117	120	115	471
Net investment gains (losses)	43	34	6	5	88	20	21	(4)	11	48
Insurance and investment product fees and other	6	—	6	2	14	3	9	(1)	7	18

Total revenues	561	579	547	539	2,226	555	531	519	521	2,126

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	392	370	633	388	1,783	783	474	322	302	1,881
Acquisition and operating expenses, net of deferrals	84	88	89	84	345	91	81	81	83	336
Amortization of deferred acquisition costs and intangibles	26	30	30	31	117	30	26	28	25	109
Interest expense	10	9	6	6	31	4	4	—	—	8

Total benefits and expenses	512	497	758	509	2,276	908	585	431	410	2,334

INCOME (LOSS) BEFORE INCOME TAXES	49	82	(211)	30	(50)	(353)	(54)	88	111	(208)
Provision (benefit) for income taxes	5	29	(80)	(23)	(69)	(146)	(46)	2	28	(162)

NET INCOME (LOSS)	44	53	(131)	53	19	(207)	(8)	86	83	(46)
Less: net income attributable to noncontrolling interests	33	36	36	34	139	35	39	35	34	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	11	17	(167)	19	(120)	(242)	(47)	51	49	(189)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(27)	(23)	(4)	(1)	(55)	(12)	(12)	2	(6)	(28)

NET OPERATING INCOME (LOSS)(1)	$(16)	$(6)	$(171)	$18	$(175)	$(254)	$(59)	$53	$43	$(217)

Effective tax rate (operating income (loss))	54.9%	-379.3%	35.5%	186.2%	45.5%	40.0%	51.9%	-28.1%	19.2%	51.8%

(1)

Net operating income (loss) adjusted for foreign exchange as compared to the prior year period for the Mortgage Insurance Division was $(20) million and $(208) million for the three and twelve months ended December 31, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss)—Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Three months ended December 31, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$153	$96	$11	$260	$140	$400
Net investment income	47	46	3	96	16	112
Net investment gains (losses)	—	2	(1)	1	42	43
Insurance and investment product fees and other	—	1	2	3	3	6

Total revenues	200	145	15	360	201	561

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	61	43	19	123	269	392
Acquisition and operating expenses, net of deferrals	25	21	8	54	30	84
Amortization of deferred acquisition costs and intangibles	12	9	1	22	4	26
Interest expense	6	4	—	10	—	10

Total benefits and expenses	104	77	28	209	303	512

INCOME (LOSS) BEFORE INCOME TAXES	96	68	(13)	151	(102)	49
Provision (benefit) for income taxes	23	14	3	40	(35)	5

NET INCOME (LOSS)	73	54	(16)	111	(67)	44
Less: net income attributable to noncontrolling interests	33	—	—	33	—	33

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	54	(16)	78	(67)	11

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	1	—	(27)	(27)

NET OPERATING INCOME (LOSS)	$40	$53	$(15)	$78	$(94)	$(16)

Effective tax rate (operating income (loss))	23.3%	20.2%	-25.3%	27.2%	34.4%	54.9%

	International Mortgage Insurance Segment
Three months ended December 31, 2010	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$154	$92	$16	$262	$151	$413
Net investment income	48	41	3	92	27	119
Net investment gains (losses)	1	2	—	3	17	20
Insurance and investment product fees and other	—	—	1	1	2	3

Total revenues	203	135	20	358	197	555

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	49	33	13	95	688	783
Acquisition and operating expenses, net of deferrals	27	19	9	55	36	91
Amortization of deferred acquisition costs and intangibles	12	10	2	24	6	30
Interest expense	4	—	—	4	—	4

Total benefits and expenses	92	62	24	178	730	908

INCOME (LOSS) BEFORE INCOME TAXES	111	73	(4)	180	(533)	(353)
Provision (benefit) for income taxes	30	16	(1)	45	(191)	(146)

NET INCOME (LOSS)	81	57	(3)	135	(342)	(207)
Less: net income attributable to noncontrolling interests	35	—	—	35	—	35

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	46	57	(3)	100	(342)	(242)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	—	(2)	(10)	(12)

NET OPERATING INCOME (LOSS)	$46	$55	$(3)	$98	$(352)	$(254)

Effective tax rate (operating income (loss))	24.3%	21.0%	35.5%	22.1%	35.9%	40.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss)—Mortgage Insurance Division

(amounts in millions)

	International Mortgage Insurance Segment
Twelve months ended December 31, 2011	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$619	$392	$52	$1,063	$564	$1,627
Net investment income	196	184	13	393	104	497
Net investment gains (losses)	8	34	—	42	46	88
Insurance and investment product fees and other	—	2	7	9	5	14

Total revenues	823	612	72	1,507	719	2,226

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	228	183	47	458	1,325	1,783
Acquisition and operating expenses, net of deferrals	97	69	43	209	136	345
Amortization of deferred acquisition costs and intangibles	53	45	3	101	16	117
Interest expense	23	8	—	31	—	31

Total benefits and expenses	401	305	93	799	1,477	2,276

INCOME (LOSS) BEFORE INCOME TAXES	422	307	(21)	708	(758)	(50)
Provision (benefit) for income taxes	119	85	8	212	(281)	(69)

NET INCOME (LOSS)	303	222	(29)	496	(477)	19
Less: net income attributable to noncontrolling interests	139	—	—	139	—	139

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	164	222	(29)	357	(477)	(120)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(22)	—	(25)	(30)	(55)

NET OPERATING INCOME (LOSS)	$161	$200	$(29)	$332	$(507)	$(175)

Effective tax rate (operating income (loss))	29.1%	27.4%	-37.6%	31.1%	37.0%	45.5%

	International Mortgage Insurance Segment
Twelve months ended December 31, 2010	Canada	Australia	Other Countries	Total International Mortgage Insurance Segment	U.S. Mortgage Insurance Segment	Total
REVENUES:
Premiums	$600	$337	$57	$994	$595	$1,589
Net investment income	188	154	13	355	116	471
Net investment gains (losses)	9	3	3	15	33	48
Insurance and investment product fees and other	(1)	2	7	8	10	18

Total revenues	796	496	80	1,372	754	2,126

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	200	135	55	390	1,491	1,881
Acquisition and operating expenses, net of deferrals	96	66	43	205	131	336
Amortization of deferred acquisition costs and intangibles	48	37	5	90	19	109
Interest expense	8	—	—	8	—	8

Total benefits and expenses	352	238	103	693	1,641	2,334

INCOME (LOSS) BEFORE INCOME TAXES	444	258	(23)	679	(887)	(208)
Provision (benefit) for income taxes	122	51	(7)	166	(328)	(162)

NET INCOME (LOSS)	322	207	(16)	513	(559)	(46)
Less: net income attributable to noncontrolling interests	143	—	—	143	—	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	179	207	(16)	370	(559)	(189)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(2)	(2)	(7)	(21)	(28)

NET OPERATING INCOME (LOSS)	$176	$205	$(18)	$363	$(580)	$(217)

Effective tax rate (operating income (loss))	26.6%	19.5%	31.5%	22.5%	36.9%	51.8%

International Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income—International Mortgage Insurance Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

REVENUES:
Premiums	$260	$273	$268	$262	$1,063	$262	$235	$251	$246	$994
Net investment income	96	103	99	95	393	92	89	89	85	355
Net investment gains (losses)	1	32	5	4	42	3	6	(1)	7	15
Insurance and investment product fees and other	3	—	5	1	9	1	6	(1)	2	8

Total revenues	360	408	377	362	1,507	358	336	338	340	1,372

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	123	119	107	109	458	95	83	106	106	390
Acquisition and operating expenses, net of deferrals	54	51	54	50	209	55	53	48	49	205
Amortization of deferred acquisition costs and intangibles	22	26	26	27	101	24	20	24	22	90
Interest expense	10	9	6	6	31	4	4	—	—	8

Total benefits and expenses	209	205	193	192	799	178	160	178	177	693

INCOME BEFORE INCOME TAXES	151	203	184	170	708	180	176	160	163	679
Provision for income taxes	40	73	63	36	212	45	43	31	47	166

NET INCOME	111	130	121	134	496	135	133	129	116	513
Less: net income attributable to noncontrolling interests	33	36	36	34	139	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	78	94	85	100	357	100	94	94	82	370

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(21)	(3)	(1)	(25)	(2)	(1)	(1)	(3)	(7)

NET OPERATING INCOME(1)	$78	$73	$82	$99	$332	$98	$93	$93	$79	$363

Effective tax rate (operating income)	27.2%	40.9%	37.1%	18.1%	31.1%	22.1%	24.5%	15.3%	28.1%	22.5%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International Mortgage Insurance segment was $74 million and $299 million for the three and twelve months ended December 31, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance Segment—Canada

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$153	$153	$157	$156	$619	$154	$148	$151	$147	$600
Net investment income	47	51	50	48	196	48	48	47	45	188
Net investment gains (losses)	—	3	2	3	8	1	4	(1)	5	9
Insurance and investment product fees and other	—	—	—	—	—	—	—	(1)	—	(1)

Total revenues	200	207	209	207	823	203	200	196	197	796

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	61	57	51	59	228	49	46	49	56	200
Acquisition and operating expenses, net of deferrals	25	24	25	23	97	27	24	23	22	96
Amortization of deferred acquisition costs and intangibles	12	13	14	14	53	12	11	13	12	48
Interest expense	6	5	6	6	23	4	4	—	—	8

Total benefits and expenses	104	99	96	102	401	92	85	85	90	352

INCOME BEFORE INCOME TAXES	96	108	113	105	422	111	115	111	107	444
Provision for income taxes	23	32	45	19	119	30	31	31	30	122

NET INCOME	73	76	68	86	303	81	84	80	77	322
Less: net income attributable to noncontrolling interests	33	36	36	34	139	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	40	40	32	52	164	46	45	45	43	179

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	(1)	(1)	(3)	—	(1)	—	(2)	(3)

NET OPERATING INCOME(1)	$40	$39	$31	$51	$161	$46	$44	$45	$41	$176

Effective tax rate (operating income)	23.3%	31.8%	49.7%	9.1%	29.1%	24.3%	29.0%	26.5%	26.7%	26.6%

SALES:
New Insurance Written (NIW)
Flow	$5,200	$6,800	$6,400	$4,400	$22,800	$5,600	$6,700	$6,700	$4,000	$23,000
Bulk	1,000	600	1,500	1,100	4,200	900	600	300	1,800	3,600

Total Canada NIW(2)	$6,200	$7,400	$7,900	$5,500	$27,000	$6,500	$7,300	$7,000	$5,800	$26,600

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $39 million and $152 million for the three and twelve months ended December 31, 2011, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $6,100 million and $25,700 million for the three and twelve months ended December 31, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance Segment—Australia

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$96	$105	$98	$93	$392	$92	$75	$86	$84	$337
Net investment income	46	49	46	43	184	41	38	38	37	154
Net investment gains (losses)	2	30	2	—	34	2	1	—	—	3
Insurance and investment product fees and other	1	—	1	—	2	—	1	—	1	2

Total revenues	145	184	147	136	612	135	115	124	122	496

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	43	51	47	42	183	33	29	37	36	135
Acquisition and operating expenses, net of deferrals	21	15	17	16	69	19	17	14	16	66
Amortization of deferred acquisition costs and intangibles	9	12	12	12	45	10	9	9	9	37
Interest expense	4	4	—	—	8	—	—	—	—	—

Total benefits and expenses	77	82	76	70	305	62	55	60	61	238

INCOME BEFORE INCOME TAXES	68	102	71	66	307	73	60	64	61	258
Provision for income taxes	14	41	16	14	85	16	12	5	18	51

NET INCOME	54	61	55	52	222	57	48	59	43	207
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	54	61	55	52	222	57	48	59	43	207

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(20)	(1)	—	(22)	(2)	—	—	—	(2)

NET OPERATING INCOME(1)	$53	$41	$54	$52	$200	$55	$48	$59	$43	$205

Effective tax rate (operating income)	20.2%	44.0%	22.2%	21.7%	27.4%	21.0%	20.1%	8.2%	29.4%	19.5%

SALES:
New Insurance Written (NIW)
Flow	$7,900	$7,100	$6,700	$5,500	$27,200	$5,900	$6,100	$6,000	$6,700	$24,700
Bulk	1,100	100	2,300	1,000	4,500	1,500	900	1,200	700	4,300

Total Australia NIW(2)	$9,000	$7,200	$9,000	$6,500	$31,700	$7,400	$7,000	$7,200	$7,400	$29,000

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $50 million and $175 million for the three and twelve months ended December 31, 2011, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $8,600 million and $28,100 million for the three and twelve months ended December 31, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss) and Sales—International Mortgage Insurance Segment—Other Countries

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$11	$15	$13	$13	$52	$16	$12	$14	$15	$57
Net investment income	3	3	3	4	13	3	3	4	3	13
Net investment gains (losses)	(1)	(1)	1	1	—	—	1	—	2	3
Insurance and investment product fees and other	2	—	4	1	7	1	5	—	1	7

Total revenues	15	17	21	19	72	20	21	18	21	80

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	19	11	9	8	47	13	8	20	14	55
Acquisition and operating expenses, net of deferrals	8	12	12	11	43	9	12	11	11	43
Amortization of deferred acquisition costs and intangibles	1	1	—	1	3	2	—	2	1	5
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	28	24	21	20	93	24	20	33	26	103

INCOME (LOSS) BEFORE INCOME TAXES	(13)	(7)	—	(1)	(21)	(4)	1	(15)	(5)	(23)
Provision (benefit) for income taxes	3	—	2	3	8	(1)	—	(5)	(1)	(7)

NET INCOME (LOSS)	(16)	(7)	(2)	(4)	(29)	(3)	1	(10)	(4)	(16)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(16)	(7)	(2)	(4)	(29)	(3)	1	(10)	(4)	(16)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	1	—	(1)	—	—	—	—	(1)	(1)	(2)

NET OPERATING INCOME (LOSS)(1)	$(15)	$(7)	$(3)	$(4)	$(29)	$(3)	$1	$(11)	$(5)	$(18)

Effective tax rate (operating income (loss))	-25.3%	-4.3%	-514.6%	-113.4%	-37.6%	35.5%	15.8%	31.0%	28.8%	31.5%

SALES:
New Insurance Written (NIW)
Flow	$400	$500	$600	$500	$2,000	$600	$700	$700	$700	$2,700
Bulk	300	300	300	200	1,100	1,600	—	—	—	1,600

Total Other Countries NIW(2)	$700	$800	$900	$700	$3,100	$2,200	$700	$700	$700	$4,300

(1)

Net operating income (loss) for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $(15) million and $(28) million for the three and twelve months ended December 31, 2011, respectively.

(2)

New insurance written for the Other Countries platform adjusted for foreign exchange as compared to the prior year period was $700 million and $3,000 million for the three and twelve months ended December 31, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$122	$164	$155	$101	$542	$131	$160	$153	$90	$534
Australia	104	92	90	61	347	65	63	65	64	257
Other Countries(1)	7	5	12	10	34	9	10	—	9	28

Total International Net Premiums Written	$233	$261	$257	$172	$923	$205	$233	$218	$163	$819

Loss Ratio(2)
Canada	40%	36%	33%	38%	37%	32%	31%	32%	38%	33%
Australia	46%	48%	48%	45%	47%	37%	38%	42%	44%	40%
Other Countries	165%	85%	59%	62%	91%	81%	69%	136%	93%	96%
Total International Loss Ratio	48%	43%	40%	42%	43%	37%	35%	42%	43%	39%

GAAP Basis Expense Ratio(3)
Canada	25%	24%	24%	24%	24%	25%	24%	24%	23%	24%
Australia	30%	27%	29%	30%	29%	32%	33%	28%	30%	31%
Other Countries(1)	76%	95%	94%	87%	89%	74%	97%	86%	82%	84%
Total International GAAP Basis Expense Ratio	29%	29%	30%	29%	29%	31%	31%	29%	29%	30%

Adjusted Expense Ratio(4)
Canada	31%	22%	25%	37%	28%	29%	23%	23%	38%	27%
Australia	28%	30%	32%	46%	33%	45%	39%	37%	39%	40%
Other Countries(1)	121%	280%	108%	114%	135%	118%	124%	NM (6)	129%	170%
Total International Adjusted Expense Ratio	32%	30%	31%	45%	34%	38%	31%	33%	44%	36%

Primary Insurance In-Force
Canada	$261,300	$250,200	$264,700	$256,700		$246,300	$234,400	$220,400	$225,400
Australia	281,500	264,300	296,200	284,600		283,500	267,100	233,100	254,400
Other Countries	32,600	33,600	37,000	36,200		34,300	33,900	30,600	35,700

Total International Primary Insurance In-Force	$575,400	$548,100	$597,900	$577,500		$564,100	$535,400	$484,100	$515,500

Primary Risk In-Force(5)
Canada
Flow	$74,000	$70,600	$74,400	$72,200		$69,300	$65,500	$61,300	$62,400
Bulk	17,500	16,900	18,200	17,700		16,900	16,500	15,800	16,500

Total Canada	91,500	87,500	92,600	89,900		86,200	82,000	77,100	78,900

Australia
Flow	88,700	83,300	93,200	90,000		88,900	83,500	73,000	79,400
Bulk	9,800	9,200	10,500	9,600		10,400	10,000	8,600	9,600

Total Australia	98,500	92,500	103,700	99,600		99,300	93,500	81,600	89,000

Other Countries
Flow(1)	4,100	4,400	4,800	4,700		4,500	4,500	4,000	4,700
Bulk	400	400	500	500		400	200	300	300

Total Other Countries	4,500	4,800	5,300	5,200		4,900	4,700	4,300	5,000

Total International Primary Risk In-Force	$194,500	$184,800	$201,600	$194,700		$190,400	$180,200	$163,000	$172,900

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe. Primary flow risk in-force excludes $114 million and $92 million of risk in-force in Europe ceded under a quota share reinsurance agreement as of December 31, 2011 and September 30, 2011, respectively.

(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs (DAC) and intangibles.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

(6)	“NM” is defined as not meaningful for increases or decreases greater than 500%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(dollar amounts in millions)

Primary Insurance	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Insured loans in-force	1,362,092	1,346,546	1,326,690	1,301,973	1,287,153
Insured delinquent loans	2,752	2,868	3,281	3,454	3,401
Insured delinquency rate	0.20%	0.21%	0.25%	0.27%	0.26%

Flow loans in-force	1,064,942	1,049,959	1,029,844	1,011,823	1,000,254
Flow delinquent loans	2,477	2,594	2,956	3,113	3,117
Flow delinquency rate	0.23%	0.25%	0.29%	0.31%	0.31%

Bulk loans in-force	297,150	296,587	296,846	290,150	286,899
Bulk delinquent loans	275	274	325	341	284
Bulk delinquency rate	0.09%	0.09%	0.11%	0.12%	0.10%

Loss Metrics	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Beginning Reserves	$142	$174	$200	$202	$202
Paid claims	(64)	(74)	(79)	(66)	(56)
Increase in reserves	82	56	52	59	50
Impact of changes in foreign exchange rates	1	(14)	1	5	6

Ending Reserves	$161	$142	$174	$200	$202

	December 31, 2011		September 30, 2011		December 31, 2010
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.12%	46%	0.13%	46%	0.18%
British Columbia	16	0.28%	16	0.27%	16	0.30%
Alberta	16	0.40%	16	0.46%	16	0.62%
Quebec	15	0.22%	15	0.22%	15	0.23%
Nova Scotia	2	0.23%	2	0.24%	2	0.23%
Saskatchewan	2	0.14%	2	0.16%	2	0.16%
Manitoba	1	0.08%	1	0.10%	1	0.09%
New Brunswick	1	0.29%	1	0.28%	1	0.30%
All Other	1	0.09%	1	0.07%	1	0.13%

Total	100%	0.20%	100%	0.21%	100%	0.26%

By Policy Year
2003 and prior	18%	0.03%	18%	0.03%	20%	0.04%
2004	7	0.06%	8	0.08%	8	0.10%
2005	8	0.13%	8	0.13%	8	0.16%
2006	9	0.25%	9	0.26%	10	0.35%
2007	18	0.38%	19	0.40%	21	0.55%
2008	11	0.52%	11	0.57%	13	0.65%
2009	7	0.34%	7	0.34%	8	0.27%
2010	11	0.20%	12	0.17%	12	0.04%
2011	11	0.05%	8	0.02%	—	—%

Total	100%	0.20%	100%	0.21%	100%	0.26%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Canada

(Canadian dollar amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$62	$70	$75	$64	$271	$56	$60	$53	$61	$230
Bulk	3	2	2	1	8	—	1	1	1	3

Total Paid Claims	$65	$72	$77	$65	$279	$56	$61	$54	$62	$233

Average Paid Claim (in thousands)	$80.6	$80.5	$82.3	$77.0		$78.6	$71.6	$62.6	$69.8

Average Reserve Per Delinquency (in thousands)	$57.7	$51.5	$51.0	$56.2		$58.9	$66.1	$68.5	$65.2

Loss Metrics

Beginning Reserves	$148	$167	$194	$200		$207	$221	$226	$229
Paid claims	(65)	(72)	(77)	(65)		(56)	(61)	(54)	(62)
Increase in reserves	81	53	50	59		49	47	49	59

Ending Reserves	$164	$148	$167	$194		$200	$207	$221	$226

Loan Amount

Over $550K	4%	4%	4%	4%		4%	4%	4%	3%
$400K to $550K	8	8	8	8		8	7	7	7
$250K to $400K	30	30	29	29		28	29	28	28
$100K to $250K	52	52	52	52		53	53	54	55
$100K or Less	6	6	7	7		7	7	7	7

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$195	$194	$192	$191		$190	$189	$187	$186

Average Effective Loan-To-Value Ratios By Policy Year(1)
2005 and prior	40%
2006	61%
2007	72%
2008	76%
2009	79%
2010	86%
2011	91%
Total Flow	58%
Total Bulk	29%

Total	52%

All amounts presented in Canadian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from the Canadian Real Estate Association. All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(dollar amounts in millions)

Primary Insurance	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Insured loans in-force	1,437,380	1,428,328	1,453,012	1,453,554	1,468,773
Insured delinquent loans	7,874	8,464	8,193	7,557	7,062
Insured delinquency rate	0.55%	0.59%	0.56%	0.52%	0.48%

Flow loans in-force	1,289,200	1,280,741	1,301,648	1,307,167	1,304,337
Flow delinquent loans	7,276	8,208	7,995	7,387	6,872
Flow delinquency rate	0.56%	0.64%	0.61%	0.57%	0.53%

Bulk loans in-force	148,180	147,587	151,364	146,387	164,436
Bulk delinquent loans	248	256	198	170	190
Bulk delinquency rate	0.17%	0.17%	0.13%	0.12%	0.12%

Loss Metrics	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Beginning Reserves	$247	$248	$224	$206	$188
Paid claims	(32)	(26)	(32)	(26)	(27)
Increase in reserves	44	50	47	42	33
Impact of changes in foreign exchange rates	13	(25)	9	2	12

Ending Reserves	$272	$247	$248	$224	$206

	December 31, 2011		September 30, 2011		December 31, 2010
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	31%	0.55%	31%	0.60%	31%	0.55%
Victoria	23	0.37%	23	0.42%	23	0.36%
Queensland	22	0.81%	22	0.84%	23	0.56%
Western Australia	11	0.56%	11	0.59%	10	0.43%
South Australia	6	0.51%	6	0.52%	6	0.43%
New Zealand	2	0.93%	2	1.12%	2	1.11%
Australian Capital Territory	2	0.10%	2	0.14%	2	0.09%
Tasmania	2	0.38%	2	0.40%	2	0.30%
Northern Territory	1	0.25%	1	0.27%	1	0.19%

Total	100%	0.55%	100%	0.59%	100%	0.48%

By Policy Year

2003 and prior	19%	0.09%	19%	0.10%	20%	0.09%
2004	6	0.35%	6	0.42%	7	0.36%
2005	8	0.54%	8	0.58%	9	0.50%
2006	11	0.81%	11	0.85%	13	0.69%
2007	12	1.18%	13	1.22%	14	1.05%
2008	12	1.40%	12	1.50%	13	1.13%
2009	13	0.80%	14	0.83%	14	0.46%
2010	9	0.21%	10	0.18%	10	0.05%
2011	10	0.03%	7	0.01%	—	—%

Total	100%	0.55%	100%	0.59%	100%	0.48%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment—Australia

(Australian dollar amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$30	$25	$29	$26	$110	$28	$31	$60	$51	$170
Bulk	1	—	1	—	2	—	1	—	—	1

Total Paid Claims	$31	$25	$30	$26	$112	$28	$32	$60	$51	$171

Average Paid Claim (in thousands)	$64.6	$62.4	$75.9	$71.2		$68.1	$61.5	$74.2	$66.8

Average Reserve Per Delinquency (in thousands)	$33.7	$30.0	$28.2	$28.5		$28.4	$27.3	$27.2	$29.1

Loss Metrics

Beginning Reserves	$255	$232	$216	$201		$195	$194	$212	$225
Paid claims	(31)	(25)	(30)	(26)		(28)	(32)	(60)	(51)
Increase in reserves	42	48	46	41		34	33	42	38

Ending Reserves	$266	$255	$232	$216		$201	$195	$194	$212

Loan Amount

Over $550K	11%	11%	11%	11%		11%	10%	10%	10%
$400K to $550K	15	15	14	14		14	14	14	14
$250K to $400K	36	36	36	36		35	35	35	34
$100K to $250K	31	31	32	32		33	34	34	34
$100K or Less	7	7	7	7		7	7	7	8

Total	100%	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$191	$191	$190	$189		$188	$188	$187	$187
Average Effective Loan-To-Value Ratios By Policy Year(1)
2005 and prior	45%
2006	58%
2007	68%
2008	74%
2009	79%
2010	85%
2011	86%
Total Flow	66%
Total Bulk	37%
Total	62%

All amounts presented in Australian dollars.

(1)

Loan amounts (including capitalized premiums) reflect interest rates at time of loan origination and estimated scheduled principal repayments since loan origination. Home price estimates based on regional home price appreciation/depreciation data from RP Data (except Tasmania which is from the Australian Bureau of Statistics). All data used in the effective loan-to-value ratio calculation reflects conditions as of the end of the previous quarter. Effective loan-to-value ratios exclude New Zealand and inward reinsurance policies.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance Segment

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	December 31, 2011			September 30, 2011
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$32,098	$32,098	$—	$30,595	$30,595	$—
90.01% to 95.00%	24,059	24,056	3	23,144	23,142	3
80.01% to 90.00%	16,730	14,983	1,747	15,789	14,203	1,586
80.00% and below	18,571	2,791	15,780	18,027	2,677	15,350

Total Canada	$91,458	$73,928	$17,530	$87,555	$70,617	$16,938

Australia
95.01% and above	$16,653	$16,652	$1	$15,399	$15,398	$1
90.01% to 95.00%	20,853	20,844	9	19,367	19,358	9
80.01% to 90.00%	25,111	25,014	98	23,557	23,462	95
80.00% and below	35,901	26,150	9,751	34,186	25,056	9,131

Total Australia	$98,518	$88,660	$9,859	$92,509	$83,274	$9,235

Other Countries(2)
95.01% and above	$794	$793	$—	$841	$841	$—
90.01% to 95.00%	2,051	1,987	65	2,127	2,060	67
80.01% to 90.00%	1,360	1,067	293	1,430	1,125	305
80.00% and below	285	247	38	293	254	39

Total Other Countries	$4,490	$4,094	$396	$4,691	$4,280	$411

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.
(2)

Other Countries flow and primary risk in-force exclude $114 million and $92 million of risk in-force in Europe ceded under a quota share reinsurance agreement as of December 31, 2011 and September 30, 2011, respectively.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Loss and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$140	$140	$142	$142	$564	$151	$149	$153	$142	$595
Net investment income	16	29	26	33	104	27	28	31	30	116
Net investment gains (losses)	42	2	1	1	46	17	15	(3)	4	33
Insurance and investment product fees and other	3	—	1	1	5	2	3	—	5	10

Total revenues	201	171	170	177	719	197	195	181	181	754

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	269	251	526	279	1,325	688	391	216	196	1,491
Acquisition and operating expenses, net of deferrals	30	37	35	34	136	36	28	33	34	131
Amortization of deferred acquisition costs and intangibles	4	4	4	4	16	6	6	4	3	19

Total benefits and expenses	303	292	565	317	1,477	730	425	253	233	1,641

LOSS BEFORE INCOME TAXES	(102)	(121)	(395)	(140)	(758)	(533)	(230)	(72)	(52)	(887)
Benefit for income taxes	(35)	(44)	(143)	(59)	(281)	(191)	(89)	(29)	(19)	(328)

NET LOSS	(67)	(77)	(252)	(81)	(477)	(342)	(141)	(43)	(33)	(559)
ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(27)	(2)	(1)	—	(30)	(10)	(11)	3	(3)	(21)

NET OPERATING LOSS	$(94)	$(79)	$(253)	$(81)	$(507)	$(352)	$(152)	$(40)	$(36)	$(580)

Effective tax rate (operating loss)	34.4%	36.7%	36.0%	42.4%	37.0%	35.9%	38.2%	40.8%	36.5%	36.9%

SALES:
New Insurance Written (NIW)
Flow	$3,200	$2,700	$1,900	$2,000	$9,800	$2,600	$2,400	$2,100	$1,500	$8,600
Bulk	—	—	—	400	400	600	300	100	200	1,200

Total U.S. Mortgage Insurance NIW	$3,200	$2,700	$1,900	$2,400	$10,200	$3,200	$2,700	$2,200	$1,700	$9,800

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$143	$143	$145	$142	$573	$151	$148	$152	$142	$593
New Risk Written
Flow	$710	$653	$461	$439	$2,263	$565	$552	$480	$335	$1,932
Bulk	1	—	—	27	28	36	16	5	8	65

Total Primary	711	653	461	466	2,291	601	568	485	343	1,997
Pool	—	—	—	—	—	—	—	—	—	—

Total New Risk Written	$711	$653	$461	$466	$2,291	$601	$568	$485	$343	$1,997

Primary Insurance In-Force	$116,500	$119,200	$120,900	$123,300		$125,900	$129,100	$131,900	$134,800

Risk In-Force
Flow	$26,660	$27,206	$27,489	$27,984		$28,498	$29,199	$29,836	$30,206
Bulk	520	534	540	559		539	519	509	523

Total Primary	27,180	27,740	28,029	28,543		29,037	29,718	30,345	30,729
Pool	249	271	278	288		297	308	314	322

Total Risk In-Force	$27,429	$28,011	$28,307	$28,831		$29,334	$30,026	$30,659	$31,051

Primary Risk In-Force Subject To Captives	33%	36%	38%	41%		43%	45%	47%	48%

Primary Risk In-Force That Is GSE Conforming	96%	96%	96%	96%		96%	96%	96%	96%

GAAP Basis Expense Ratio(1)	24%	30%	27%	27%	27%	28%	22%	25%	26%	25%

Adjusted Expense Ratio(2)	24%	29%	27%	27%	27%	28%	23%	25%	26%	25%

Flow Persistency	81%	86%	86%	86%		82%	84%	88%	86%

Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	13%	14%	15%	17%		18%	19%	18%	20%

Risk To Capital Ratio(3)	28.8:1	27.5:1	25.0:1	25.0:1		21.9:1	17.8:1	15.1:1	14.9:1

Average Primary Loan Size (in thousands)	$163	$163	$162	$162		$161	$161	$161	$160

Estimated Savings For Loss Mitigation Activities(4)	$147	$168	$130	$122	$567	$126	$158	$217	$233	$734

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers or existing authority to write new business in 44 states in its primary writing entity, with the remaining six states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(4)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims administration and other loan workouts. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Loss Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q		1Q		Total
Paid Claims
Flow
Direct	$240	$256	$239	$315	$1,050	$386	$369	$237		$244		$1,236
Assumed(1)	26	25	32	30	113	34	34	28		30		126
Ceded	(45)	(39)	(83)	(109)	(276)	(170)	(196)	(99)		(75)		(540)
Loss adjustment expenses	10	11	11	13	45	13	17	21		20		71

Total Flow	231	253	199	$249	932	263	224	187		219		893
Bulk	6	(2)	3	3	10	4	19	48		209		280

Total Primary	237	251	202	252	942	267	243	235		428		1,173
Pool	1	1	1	1	4	1	—	1		—		2

Total Paid Claims	$238	$252	$203	$253	$946	$268	$243	$236	(7)	$428	(9)	$1,175

Average Paid Claim (in thousands)	$41.0	$46.9	$40.8	$39.7		$34.2	$32.8	$42.6	(8)	$84.7	(10)
Average Direct Paid Claim (in thousands)(2)	$43.2	$49.1	$49.7	$50.8		$51.1	$51.2	$49.3		$49.6
Average Reserve Per Delinquency (in thousands)
Flow	$29.1	$28.8	$29.2	$25.4		$24.3	$20.4	$19.5		$19.2
Bulk loans with established reserve	24.2	24.0	23.7	19.9		20.6	15.7	12.8		21.7
Bulk loans with no reserve(3)	—	—	—	—		—	—	—		—
Reserves:
Flow direct case	$2,199	$2,227	$2,256	$1,995		$2,048	$1,736	$1,666		$1,724
Bulk direct case	36	36	35	34		33	23	18		42
Assumed(1)	60	64	64	67		72	73	73		67
All other(4)	193	159	151	124		129	141	195		183

Total Reserves	$2,488	$2,486	$2,506	$2,220		$2,282	$1,973	$1,952		$2,016

Beginning Reserves	$2,486	$2,506	$2,220	$2,282	$2,282	$1,973	$1,952	$2,016		$2,289		$2,289
Paid claims	(282)	(292)	(286)	(362)	(1,222)	(438)	(439)	(335	)(7)	(503	)(9)	(1,715)
Increase in reserves	284	272	572	300	1,428	747	460	271	(7)	230	(9)	1,708

Ending Reserves	$2,488	$2,486	$2,506	$2,220	$2,488	$2,282	$1,973	$1,952		$2,016		$2,282

Beginning Reinsurance Recoverable(5)	$207	$226	$264	$351	$351	$463	$591	$634		$674		$674
Ceded paid claims	(44)	(40)	(83)	(109)	(276)	(170)	(196)	(99)		(75)		(540)
Increase in recoverable	15	21	45	22	103	58	68	56		35		217

Ending Reinsurance Recoverable	$178	$207	$226	$264	$178	$351	$463	$591		$634		$351

Loss Ratio(6)	189%	181%	369%	197%	234%	457%	263%	141%		138%		251%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Average direct paid claim excludes loss adjustment expenses, the impact of reinsurance and negotiated servicer and GSE settlements.
(3)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratio was 253% for the twelve months ended December 31, 2010 and 144% and 141% for the three months ended June 30, 2010 and March 31, 2010, respectively.

(7)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(8)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(9)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(10)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q		Total
Number of Primary Delinquencies
Flow	83,931	84,910	84,442	85,758		92,225	95,567	98,771	102,389
Bulk loans with an established reserve	1,592	1,604	1,569	1,814		1,713	1,607	1,510	2,155
Bulk loans with no reserve(1)	1,484	1,506	1,453	1,446		1,457	1,439	1,478	2,560

Total Number of Primary Delinquencies	87,007	88,020	87,464	89,018		95,395	98,613	101,759	107,104

Beginning Number of Primary Delinquencies	88,020	87,464	89,018	95,395	95,395	98,613	101,759	107,104	122,279		122,279
New delinquencies	22,094	23,493	21,272	23,866	90,725	25,771	27,180	26,034	31,126		110,111
Delinquency cures	(17,357)	(17,595)	(17,908)	(23,908)	(76,768)	(21,199)	(22,923)	(25,868)	(41,272	)(2)	(111,262)
Paid claims	(5,750)	(5,342)	(4,918)	(6,335)	(22,345)	(7,790)	(7,403)	(5,511)	(5,029)		(25,733)

Ending Number of Primary Delinquencies	87,007	88,020	87,464	89,018	87,007	95,395	98,613	101,759	107,104		95,395

Composition of Cures
Reported delinquent and cured-intraquarter	2,851	3,181	2,670	5,195		2,525	1,914	2,462	4,704
Number of missed payments delinquent prior to cure:
3 payments or less	8,835	8,520	8,953	11,454		10,365	10,393	11,845	15,423
4 - 11 payments	3,408	3,584	4,146	5,183		5,763	7,691	8,883	15,189
12 payments or more	2,263	2,310	2,139	2,076		2,546	2,925	2,678	5,956

Total	17,357	17,595	17,908	23,908		21,199	22,923	25,868	41,272	(2)

Primary Delinquencies by Missed Payment Status
3 payments or less	22,165	22,444	21,125	20,920		25,131	26,292	26,374	28,646
4 - 11 payments	25,334	25,055	26,969	31,070		34,639	37,180	42,993	49,663
12 payments or more	39,508	40,521	39,370	37,028		35,625	35,141	32,392	28,795

Primary Delinquencies	87,007	88,020	87,464	89,018		95,395	98,613	101,759	107,104

	December 31, 2011
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	21,272	$193	$835	23%
4 - 11 payments in default	24,493	646	1,075	60%
12 payments or more in default	38,166	1,360	1,870	73%

Total	83,931	$2,199	$3,780	58%

	December 31, 2010
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	24,104	$152	$959	16%
4 - 11 payments in default	33,635	754	1,546	49%
12 payments or more in default	34,486	1,142	1,757	65%

Total	92,225	$2,048	$4,262	48%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(2)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

(3)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2011				2010
	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	67%	67%	67%	66%	66%	65%	65%	64%
Primary by FICO Scores 620-679	26%	26%	26%	27%	27%	27%	27%	28%
Primary by FICO Scores 575-619	5%	5%	5%	5%	5%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	67%	67%	66%	66%	66%	65%	65%	64%
Flow by FICO Scores 620-679	26%	26%	27%	27%	27%	27%	27%	28%
Flow by FICO Scores 575-619	5%	5%	5%	5%	5%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	89%	89%	89%	89%	88%	88%	87%
Bulk by FICO Scores 620-679	9%	9%	9%	9%	9%	10%	10%	11%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	5%	5%	5%	5%
Primary sub-prime(2)	5%	5%	5%	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	714,467	733,383	746,740	763,439	781,024	802,090	821,617	840,618
Primary delinquent loans	87,007	88,020	87,464	89,018	95,395	98,613	101,759	107,104
Primary delinquency rate	12.18%	12.00%	11.71%	11.66%	12.21%	12.29%	12.39%	12.74%

Flow loans in-force	633,246	648,242	658,251	673,276	687,964	705,754	723,301	735,564
Flow delinquent loans	83,931	84,910	84,442	85,758	92,225	95,567	98,771	102,389
Flow delinquency rate	13.25%	13.10%	12.83%	12.74%	13.41%	13.54%	13.66%	13.92%

Bulk loans in-force	81,221	85,141	88,489	90,163	93,060	96,336	98,316	105,054
Bulk delinquent loans	3,076	3,110	3,022	3,260	3,170	3,046	2,988	4,715
Bulk delinquency rate	3.79%	3.65%	3.42%	3.62%	3.41%	3.16%	3.04%	4.49%

A minus and sub-prime loans in-force	68,487	71,097	73,211	75,421	77,822	80,774	83,859	86,185
A minus and sub-prime delinquent loans	19,884	20,347	20,284	20,656	22,827	23,882	24,867	26,387
A minus and sub-prime delinquency rate	29.03%	28.62%	27.71%	27.39%	29.33%	29.57%	29.65%	30.62%

Pool Loans
Pool loans in-force	14,418	16,574	16,943	17,421	17,880	18,759	19,473	19,907
Pool delinquent loans	778	957	931	913	989	939	831	783
Pool delinquency rate	5.40%	5.77%	5.49%	5.24%	5.53%	5.01%	4.27%	3.93%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	December 31, 2011			September 30, 2011			December 31, 2010
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In- Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	35%	22%	17.10%	35%	22%	16.80%	34%	23%	16.79%
South Central(3)	11	16	10.15%	11	16	9.95%	14	16	11.00%
Northeast(4)	12	14	12.80%	12	14	12.30%	10	14	11.66%
North Central(5)	12	12	11.89%	12	12	11.79%	12	11	11.51%
Pacific(6)	13	11	12.52%	13	11	12.99%	14	11	14.39%
Great Lakes(7)	7	9	9.00%	7	9	8.83%	7	9	8.92%
Plains(8)	3	6	7.87%	3	6	7.80%	3	6	8.14%
New England(9)	3	5	10.59%	3	5	10.81%	3	5	10.71%
Mid-Atlantic(10)	4	5	10.73%	4	5	10.37%	3	5	10.67%

Total	100%	100%	12.18%	100%	100%	12.00%	100%	100%	12.21%

By State
Florida	24%	7%	29.30%	24%	7%	28.93%	23%	8%	28.31%
Texas	3%	7%	8.34%	3%	7%	7.84%	3%	7%	8.71%
New York	5%	7%	10.66%	5%	7%	10.28%	4%	7%	9.76%
California	6%	6%	10.86%	6%	6%	11.62%	7%	5%	13.99%
Illinois	8%	5%	16.70%	7%	5%	16.54%	7%	5%	15.79%
Georgia	4%	4%	14.79%	4%	4%	14.76%	4%	4%	16.16%
North Carolina	3%	4%	11.89%	3%	4%	11.55%	2%	4%	11.23%
New Jersey	5%	4%	19.07%	5%	4%	18.20%	4%	4%	17.30%
Pennsylvania	2%	4%	11.85%	2%	4%	11.47%	2%	4%	10.94%
Ohio	2%	3%	8.73%	2%	3%	8.39%	2%	3%	8.19%

(1)	Total reserves were $2,488 million, $2,486 million and $2,282 million as of December 31, 2011, September 30, 2011 and December 31, 2010, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee.
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah.
(4)	New Jersey, New York and Pennsylvania.
(5)	Illinois, Minnesota, Missouri and Wisconsin.
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington.
(7)	Indiana, Kentucky, Michigan and Ohio.
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming.
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.
(10)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

Primary Risk In-Force:	December 31, 2011	% of Total	September 30, 2011	% of Total	December 31, 2010	% of Total
Lender concentration (by original applicant)	$27,180		$27,740		$29,037
Top 10 lenders	13,355		13,774		14,647
Top 20 lenders	15,306		15,717		16,729

Loan-to-value ratio
95.01% and above	$6,848	25%	$6,960	25%	$7,274	25%
90.01% to 95.00%	9,563	35	9,712	35	10,044	34
80.01% to 90.00%	10,311	38	10,595	38	11,243	39
80.00% and below	458	2	473	2	476	2

Total	$27,180	100%	$27,740	100%	$29,037	100%

Loan grade
Prime	$24,625	91%	$25,087	90%	$26,139	90%
A minus and sub-prime	2,555	9	2,653	10	2,898	10

Total	$27,180	100%	$27,740	100%	$29,037	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$26,133	96%	$26,657	96%	$27,874	96%
Bulk	500	2	513	2	517	2
Adjustable rate mortgage
Flow	527	2	549	2	624	2
Bulk	20	—	21	—	22	—
Second mortgages	—	—	—	—	—	—

Total	$27,180	100%	$27,740	100%	$29,037	100%

Type of documentation
Alt-A
Flow	$747	3%	$777	3%	$872	3%
Bulk	38	—	39	—	41	—
Standard(2)
Flow	25,913	95	26,429	95	27,626	95
Bulk	482	2	495	2	498	2

Total	$27,180	100%	$27,740	100%	$29,037	100%

Mortgage term
15 years and under	$534	2%	$490	2%	$425	1%
More than 15 years	26,646	98	27,250	98	28,612	99

Total	$27,180	100%	$27,740	100%	$29,037	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE or other lender proprietary approved underwriting systems, and other reduced documentation programs, with historical and expected delinquency rates at origination consistent with historical and expected delinquency rates of the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	December 31, 2011
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total
2000 and prior	7.82%	1.3%	$1,669	1.4%	$426	1.6%
2001	7.61%	0.7	841	0.7	210	0.8
2002	6.65%	1.5	1,981	1.7	492	1.8
2003	5.65%	3.7	8,193	7.0	1,361	5.0
2004	5.89%	4.4	5,400	4.6	1,234	4.5
2005	5.98%	12.5	8,957	7.7	2,319	8.5
2006	6.47%	19.3	12,198	10.5	3,000	11.0
2007	6.53%	39.7	27,201	23.4	6,712	24.7
2008	6.12%	16.5	24,748	21.2	6,158	22.7
2009	5.08%	0.3	7,018	6.0	1,270	4.7
2010	4.66%	0.1	8,460	7.3	1,767	6.5
2011	4.43%	—	9,867	8.5	2,231	8.2

Total	5.99%	100.0%	$116,533	100.0%	$27,180	100.0%

Occupancy and Property Type	December 31, 2011	September 30, 2011
Occupancy Status % of Primary Risk In-Force
Primary residence	93.9%	93.8%
Second home	3.8	3.9
Non-owner occupied	2.3	2.3

Total	100.0%	100.0%

Property Type % of Primary Risk In-Force
Single family detached	86.0%	85.9%
Condominium and co-operative	11.3	11.3
Multi-family and other	2.7	2.8

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,488 million as of December 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in billions)

	FICO > 679				FICO 620 - 679(1)				FICO < 620				Total
	2011				2011				2011				2011
Primary Risk In-Force	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Total Primary Risk In-Force	$18.4	$18.6	$18.7	$18.9	$7.0	$7.2	$7.3	$7.6	$1.8	$1.9	$2.0	$2.0	$27.2	$27.7	$28.0	$28.5
Delinquency rate(2)	7.7%	7.5%	7.4%	7.4%	19.7%	19.3%	18.7%	18.5%	29.5%	29.1%	28.1%	27.8%	12.2%	12.0%	11.7%	11.7%
2011 policy year	$2.0	$1.4	$0.8	$0.5	$0.2	$0.2	$0.1	$—	$—	$—	$—	$—	$2.2	$1.6	$0.9	$0.5
Delinquency rate	0.1%	—%	—%	—%	0.2%	0.1%	0.1%	—%	1.6%	1.8%	2.8%	—%	0.1%	—%	—%	—%
2010 policy year	$1.7	$1.7	$1.8	$1.8	$0.1	$0.1	$0.1	$0.1	$—	$—	$—	$—	$1.8	$1.8	$1.9	$1.9
Delinquency rate	0.3%	0.2%	0.1%	0.1%	1.1%	0.6%	0.4%	0.3%	4.8%	2.8%	2.8%	1.8%	0.3%	0.2%	0.1%	0.1%
2009 policy year	$1.2	$1.2	$1.3	$1.3	$0.1	$0.1	$0.1	$0.1	$—	$—	$—	$—	$1.3	$1.3	$1.4	$1.4
Delinquency rate	0.7%	0.6%	0.5%	0.4%	2.8%	2.6%	1.8%	1.8%	6.4%	9.8%	6.6%	5.6%	0.8%	0.7%	0.5%	0.5%
2008 policy year	$4.7	$5.0	$5.1	$5.2	$1.3	$1.3	$1.3	$1.4	$0.2	$0.2	$0.3	$0.3	$6.2	$6.5	$6.7	$6.9
Delinquency rate	7.3%	6.9%	6.5%	6.3%	16.1%	15.6%	14.9%	14.7%	26.0%	25.2%	24.9%	24.7%	9.8%	9.3%	8.9%	8.7%
2007 policy year	$3.8	$3.9	$4.0	$4.2	$2.2	$2.3	$2.3	$2.4	$0.7	$0.8	$0.8	$0.8	$6.7	$7.0	$7.1	$7.4
Delinquency rate	13.5%	13.1%	12.8%	12.6%	23.7%	23.4%	22.7%	22.6%	33.7%	33.9%	32.7%	32.5%	19.2%	18.9%	18.3%	18.2%
2006 policy year	$1.7	$1.8	$1.8	$1.9	$1.0	$1.0	$1.1	$1.1	$0.3	$0.3	$0.3	$0.3	$3.0	$3.1	$3.2	$3.3
Delinquency rate	14.4%	14.1%	13.9%	13.6%	24.2%	23.4%	22.5%	22.4%	30.3%	30.4%	29.0%	28.8%	19.3%	18.9%	18.3%	18.0%
2005 and prior policy year	$3.3	$3.6	$3.9	$4.0	$2.1	$2.2	$2.3	$2.5	$0.6	$0.6	$0.6	$0.6	$6.0	$6.4	$6.8	$7.1
Delinquency rate	8.8%	8.3%	7.8%	7.5%	19.1%	18.3%	17.4%	16.9%	25.9%	24.9%	23.9%	23.5%	13.3%	12.7%	11.9%	11.6%
Fixed rate mortgage	$18.1	$18.3	$18.4	$18.6	$6.8	$7.0	$7.1	$7.4	$1.8	$1.9	$1.9	$1.9	$26.7	$27.2	$27.4	$27.9
Delinquency rate	7.4%	7.3%	7.1%	7.1%	19.5%	19.1%	18.5%	18.3%	29.3%	28.9%	27.9%	27.6%	11.9%	11.7%	11.4%	11.4%
Adjustable rate mortgage	$0.3	$0.3	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$—	$—	$0.1	$0.1	$0.5	$0.5	$0.6	$0.6
Delinquency rate	25.1%	24.8%	25.0%	24.8%	30.0%	29.4%	28.1%	27.4%	36.8%	38.0%	36.3%	36.1%	27.9%	27.6%	27.1%	26.7%
Loan-to-value > 95%	$3.7	$3.8	$3.8	$3.8	$2.4	$2.4	$2.5	$2.6	$0.7	$0.8	$0.8	$0.8	$6.8	$7.0	$7.1	$7.2
Delinquency rate	9.8%	9.6%	9.4%	9.3%	22.0%	21.6%	20.8%	20.7%	32.6%	32.5%	31.4%	31.3%	16.9%	16.7%	16.2%	16.1%
Alt-A(3)	$0.6	$0.6	$0.6	$0.6	$0.2	$0.2	$0.2	$0.3	$—	$—	$—	$—	$0.8	$0.8	$0.8	$0.9
Delinquency rate	19.3%	19.0%	18.7%	18.8%	32.8%	33.0%	32.9%	32.7%	31.7%	33.6%	33.3%	34.7%	23.3%	23.3%	23.0%	23.0%
Interest only and option ARMs	$1.2	$1.3	$1.4	$1.4	$0.5	$0.5	$0.5	$0.5	$0.1	$0.1	$0.1	$0.1	$1.8	$1.9	$2.0	$2.0
Delinquency rate	27.0%	26.9%	26.9%	26.9%	37.3%	37.5%	37.2%	37.3%	42.8%	43.3%	43.5%	42.7%	30.4%	30.4%	30.3%	30.3%

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Other Metrics—U.S. Mortgage Insurance Segment—Bulk Risk In-Force

(dollar amounts in millions)

	December 31, 2011	September 30, 2011	December 31, 2010
GSE Alt-A
Risk in-force	$25	$26	$28
Average FICO score	732	732	732
Loan-to-value ratio	80%	81%	81%
Standard documentation(1)	12%	12%	11%
Stop loss	100%	100%	100%
Deductible	—%	—%	—%

FHLB
Risk in-force	$430	$441	$436
Average FICO score	759	757	753
Loan-to-value ratio	70%	75%	75%
Standard documentation(1)	97%	97%	97%
Stop loss	94%	94%	93%
Deductible	100%	100%	100%

Other
Risk in-force	$65	$67	$75
Average FICO score	684	690	692
Loan-to-value ratio	91%	92%	92%
Standard documentation(1)	96%	96%	97%
Stop loss	4%	6%	9%
Deductible	—%	—%	—%
Total Bulk Risk In-Force	$520	$534	$539

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			December 31, 2011			September 30, 2011			June 30, 2011			March 31, 2011
Book Year(2)	Original Book Risk In-Force ($B)(3)	Progression To Attachment Point	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)
2004		0%-50%	$—	$2		$—	$2		$—	$2		$—	$4
2004		50%-75%	—	1		0.1	13		0.1	10		0.2	29
2004		75%-99%	0.2	43		0.2	51		0.3	52		0.2	31
2004		Attached	0.3	79		0.3	71		0.3	71		0.3	44

2004 Total	$2.7		$0.5	$125	$1	$0.6	$137	$2	$0.7	$135	$13	$0.7	$108	$2

2005		0%-50%	$—	$1		$—	$1		$—	$1		$—	$1
2005		50%-75%	—	—		—	—		—	—		—	—
2005		75%-99%	—	—		—	—		—	—		—	1
2005		Attached	0.8	287		0.9	301		1.0	296		1.5	451

2005 Total	$2.3		$0.8	$288	5	$0.9	$302	7	$1.0	$297	1	$1.5	$453	2

2006		0%-50%	$—	$1		$—	$1		$—	$1		$—	$1
2006		50%-75%	—	—		—	—		—	—		—	—
2006		75%-99%	—	1		—	1		—	1		—	—
2006		Attached	0.8	382		0.9	393		1.0	384		1.6	640

2006 Total	$2.0		$0.8	$384	—	$0.9	$395	2	$1.0	$386	10	$1.6	$641	9

2007		0%-50%	$—	$1		$—	$1		$—	$1		$—	$1
2007		50%-75%	—	—		—	—		—	—		—	—
2007		75%-99%	—	—		—	—		—	—		—	1
2007		Attached	1.6	682		1.8	707		1.9	683		3.4	1,133

2007 Total	$3.0		$1.6	$683	5	$1.8	$708	4	$1.9	$684	2	$3.4	$1,135	4

2008		0%-50%	$—	$—		$—	$1		$0.1	$1		$0.3	$8
2008		50%-75%	—	2		0.2	13		0.2	12		0.2	8
2008		75%-99%	0.2	14		0.1	4		0.1	5		0.1	4
2008		Attached	0.8	168		0.8	163		0.8	156		1.3	161

2008 Total	$1.7		$1.0	$184	4	$1.1	$181	5	$1.2	$174	19	$1.9	$181	4

Captive Benefits In Quarter ($MM)					$15			$20			$45			$21

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year amounts may include loans from additional periods pursuant to reinsurance agreement terms and conditions.
(3)	Original book risk in-force and ever-to-date incurred losses include amounts for active captive books only.

Corporate and Runoff Division

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Loss—Corporate and Runoff Division

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$89	$84	$85	$260	$81	$82	$79	$80	$322
Net investment income	49	35	55	33	172	63	43	46	16	168
Net investment gains (losses)	(36)	(170)	(14)	(14)	(234)	(13)	95	(88)	(31)	(37)
Insurance and investment product fees and other	118	68	63	66	315	74	73	55	58	260

Total revenues	133	22	188	170	513	205	293	92	123	713

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	86	69	78	234	59	65	72	73	269
Interest credited	32	34	34	35	135	37	40	38	41	156
Acquisition and operating expenses, net of deferrals	48	47	43	45	183	65	43	55	44	207
Amortization of deferred acquisition costs and intangibles	6	39	26	21	92	16	44	30	11	101
Goodwill Impairment	29	—	—	—	29	—	—	—	—	—
Interest expense	82	82	87	82	333	78	76	71	70	295

Total benefits and expenses	198	288	259	261	1,006	255	268	266	239	1,028

INCOME (LOSS) BEFORE INCOME TAXES	(65)	(266)	(71)	(91)	(493)	(50)	25	(174)	(116)	(315)
Provision (benefit) for income taxes	(20)	(124)	—	(19)	(163)	(32)	10	(61)	(157)	(240)

NET INCOME (LOSS)	(45)	(142)	(71)	(72)	(330)	(18)	15	(113)	41	(75)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	22	100	7	7	136	7	(50)	53	17	27
Gain on sale of business, net of taxes	(20)	—	—	—	(20)	—	—	—	—	—
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING LOSS	$(43)	$(42)	$(64)	$(65)	$(214)	$(11)	$(35)	$(60)	$(48)	$(154)

Effective tax rate (operating loss)	29.5%	62.5%	-6.0%	18.2%	31.9%	70.3%	34.8%	34.0%	46.9%	43.5%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss)—Corporate and Runoff Division

(amounts in millions)

Three months ended December 31, 2011	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$2	$—	$2
Net investment income	36	13	49
Net investment gains (losses)	(4)	(32)	(36)
Insurance and investment product fees and other	104	14	118

Total revenues	138	(5)	133

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	1
Interest credited	32	—	32
Acquisition and operating expenses, net of deferrals	23	25	48
Amortization of deferred acquisition costs and intangibles	3	3	6
Goodwill Impairment	—	29	29
Interest expense	1	81	82

Total benefits and expenses	60	138	198

INCOME (LOSS) BEFORE INCOME TAXES	78	(143)	(65)
Provision (benefit) for income taxes	41	(61)	(20)

NET INCOME (LOSS)	37	(82)	(45)
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	19	22
Gain on sale of business, net of taxes	(20)	—	(20)

NET OPERATING INCOME (LOSS)	$20	$(63)	$(43)

Effective tax rate (operating income (loss))	61.9%	44.2%	29.5%

Three months ended December 31, 2010	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$81	$—	$81
Net investment income	51	12	63
Net investment gains (losses)	(10)	(3)	(13)
Insurance and investment product fees and other	57	17	74

Total revenues	179	26	205

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	59	—	59
Interest credited	37	—	37
Acquisition and operating expenses, net of deferrals	36	29	65
Amortization of deferred acquisition costs and intangibles	13	3	16
Goodwill Impairment	—	—	—
Interest expense	1	77	78

Total benefits and expenses	146	109	255

INCOME (LOSS) BEFORE INCOME TAXES	33	(83)	(50)
Provision (benefit) for income taxes	4	(36)	(32)

NET INCOME (LOSS)	29	(47)	(18)
ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	5	2	7

NET OPERATING INCOME (LOSS)	$34	$(45)	$(11)

Effective tax rate (operating income (loss))	18.7%	43.2%	70.3%

(1)	Includes inter-segment eliminations and non-core products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss)—Corporate and Runoff Division

(amounts in millions)

Twelve months ended December 31, 2011	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$260	$—	$260
Net investment income	140	32	172
Net investment gains (losses)	(174)	(60)	(234)
Insurance and investment product fees and other	275	40	315

Total revenues	501	12	513

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	234	—	234
Interest credited	135	—	135
Acquisition and operating expenses, net of deferrals	133	50	183
Amortization of deferred acquisition costs and intangibles	80	12	92
Goodwill Impairment	—	29	29
Interest expense	2	331	333

Total benefits and expenses	584	422	1,006

LOSS BEFORE INCOME TAXES	(83)	(410)	(493)
Benefit for income taxes	(30)	(133)	(163)

NET LOSS	(53)	(277)	(330)
ADJUSTMENTS TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	98	38	136
Gain on sale of business, net of taxes	(20)	—	(20)

NET OPERATING INCOME (LOSS)	$25	$(239)	$(214)

Effective tax rate (operating income (loss))	32.9%	32.0%	31.9%

Twelve months ended December 31, 2010	Runoff Segment	Corporate and Other(1)	Total
REVENUES:
Premiums	$322	$—	$322
Net investment income	130	38	168
Net investment gains (losses)	(2)	(35)	(37)
Insurance and investment product fees and other	215	45	260

Total revenues	665	48	713

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	269	—	269
Interest credited	156	—	156
Acquisition and operating expenses, net of deferrals	135	72	207
Amortization of deferred acquisition costs and intangibles	88	13	101
Goodwill Impairment	—	—	—
Interest expense	2	293	295

Total benefits and expenses	650	378	1,028

INCOME (LOSS) BEFORE INCOME TAXES	15	(330)	(315)
Benefit for income taxes	(10)	(230)	(240)

NET INCOME (LOSS)	25	(100)	(75)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	5	22	27
Net tax benefit related to separation from the company’s former parent	—	(106)	(106)

NET OPERATING INCOME (LOSS)	$30	$(184)	$(154)

Effective tax rate (operating income (loss))	-31.0%	37.6%	43.5%

(1)	Includes inter-segment eliminations and non-core products.

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Income (Loss) and Sales—Runoff Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$89	$84	$85	$260	$81	$82	$79	$80	$322
Net investment income	36	33	37	34	140	51	36	33	10	130
Net investment gains (losses)	(4)	(159)	(11)	—	(174)	(10)	106	(78)	(20)	(2)
Insurance and investment product fees and other	104	55	57	59	275	57	54	50	54	215

Total revenues	138	18	167	178	501	179	278	84	124	665

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	86	69	78	234	59	65	72	73	269
Interest credited	32	34	34	35	135	37	40	38	41	156
Acquisition and operating expenses, net of deferrals	23	33	34	43	133	36	33	35	31	135
Amortization of deferred acquisition costs and intangibles	3	36	23	18	80	13	41	27	7	88
Interest expense	1	—	1	—	2	1	—	—	1	2

Total benefits and expenses	60	189	161	174	584	146	179	172	153	650

INCOME (LOSS) BEFORE INCOME TAXES	78	(171)	6	4	(83)	33	99	(88)	(29)	15
Provision (benefit) for income taxes	41	(69)	(1)	(1)	(30)	4	33	(34)	(13)	(10)

NET INCOME (LOSS)	37	(102)	7	5	(53)	29	66	(54)	(16)	25
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	3	91	5	(1)	98	5	(57)	47	10	5
Gain on sale of business, net of taxes	(20)	—	—	—	(20)	—	—	—	—	—

NET OPERATING INCOME (LOSS)	$20	$(11)	$12	$4	$25	$34	$9	$(7)	$(6)	$30

Effective tax rate (operating income (loss))	61.9%	64.5%	13.7%	-86.6%	32.9%	18.7%	9.9%	56.8%	54.5%	-31.0%

SALES:
Sales by Product:
Income Distribution Series(1)	$24	$27	$32	$114	$197	$211	$126	$139	$170	$646
Traditional Variable Annuities(2)	9	8	10	20	47	43	25	30	35	133
Medicare Supplement and Other A&H	2	16	17	17	52	23	12	11	17	63

Total Sales	$35	$51	$59	$151	$296	$277	$163	$180	$222	$842

Sales by Distribution Channel:
Financial Intermediaries	$28	$29	$37	$126	$220	$240	$141	$158	$195	$734
Independent Producers	1	2	3	2	8	4	3	5	5	17
Dedicated Sales Specialists	4	4	2	6	16	10	7	6	5	28
Medicare Supplement and Other A&H	2	16	17	17	52	23	12	11	17	63

Total Sales	$35	$51	$59	$151	$296	$277	$163	$180	$222	$842

LOSS RATIOS:
Medicare Supplement and A&H(3)
Net Earned Premiums	$2	$89	$84	$85	$260	$81	$82	$79	$80	$322
Loss Ratio(4)	47.5%	67.5%	71.3%	85.3%	74.5%	65.1%	65.9%	76.7%	79.7%	71.8%

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

(3)	Net earned premiums and loss ratios for Medicare Supplement and A&H did not include the linked-benefits product in 2010.
(4)

The loss ratio for the Medicare supplement and A&H insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Selected Operating Performance Measures—Runoff Segment

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Variable Annuities:
Income Distribution Series
Account value, beginning of the period	$6,148	$6,606	$6,687	$6,590	$6,590	$6,334	$5,964	$6,135	$5,943	$5,943
Deposits	23	30	33	117	203	214	131	141	173	659
Surrenders, benefits and product charges	(159)	(171)	(171)	(185)	(686)	(157)	(131)	(150)	(127)	(565)

Net flows	(136)	(141)	(138)	(68)	(483)	57	—	(9)	46	94
Interest credited and investment performance	253	(317)	57	165	158	199	370	(162)	146	553

Account value, end of the period	6,265	6,148	6,606	6,687	6,265	6,590	6,334	5,964	6,135	6,590

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	1,735	2,012	2,096	2,078	2,078	1,993	1,879	2,048	2,016	2,016
Deposits	3	4	3	17	27	36	20	25	27	108
Surrenders, benefits and product charges	(82)	(73)	(100)	(88)	(343)	(72)	(68)	(70)	(65)	(275)

Net flows	(79)	(69)	(97)	(71)	(316)	(36)	(48)	(45)	(38)	(167)
Interest credited and investment performance	110	(208)	13	89	4	121	162	(124)	70	229

Account value, net of reinsurance, end of the period	1,766	1,735	2,012	2,096	1,766	2,078	1,993	1,879	2,048	2,078

Variable Life Insurance
Account value, beginning of the period	272	314	319	313	313	297	279	303	298	298
Deposits	2	3	3	3	11	3	3	3	3	12
Surrenders, benefits and product charges	(8)	(12)	(11)	(11)	(42)	(9)	(10)	(8)	(10)	(37)

Net flows	(6)	(9)	(8)	(8)	(31)	(6)	(7)	(5)	(7)	(25)
Interest credited and investment performance	18	(33)	3	14	2	22	25	(19)	12	40

Account value, end of the period	284	272	314	319	284	313	297	279	303	313

Total Variable Annuities	$8,315	$8,155	$8,932	$9,102	$8,315	$8,981	$8,624	$8,122	$8,486	$8,981

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$2,717	$3,043	$3,317	$3,717	$3,717	$4,094	$4,441	$4,372	$4,502	$4,502
Deposits	—	—	—	—	—	262	79	152	—	493
Surrenders and benefits	(111)	(341)	(312)	(435)	(1,199)	(680)	(477)	(124)	(171)	(1,452)

Net flows	(111)	(341)	(312)	(435)	(1,199)	(418)	(398)	28	(171)	(959)
Interest credited	21	24	28	33	106	36	41	43	43	163
Foreign currency translation	(4)	(9)	10	2	(1)	5	10	(2)	(2)	11

Account value, end of period	$2,623	$2,717	$3,043	$3,317	$2,623	$3,717	$4,094	$4,441	$4,372	$3,717

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	13	2	18	(1)	32	12	7	13	6	38
Net investment gains (losses)	(32)	(11)	(3)	(14)	(60)	(3)	(11)	(10)	(11)	(35)
Insurance and investment product fees and other	14	13	6	7	40	17	19	5	4	45

Total revenues	(5)	4	21	(8)	12	26	15	8	(1)	48

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	25	14	9	2	50	29	10	20	13	72
Amortization of deferred acquisition costs and intangibles	3	3	3	3	12	3	3	3	4	13
Goodwill impairment	29	—	—	—	29	—	—	—	—	—
Interest expense	81	82	86	82	331	77	76	71	69	293

Total benefits and expenses	138	99	98	87	422	109	89	94	86	378

LOSS BEFORE INCOME TAXES	(143)	(95)	(77)	(95)	(410)	(83)	(74)	(86)	(87)	(330)
Provision (benefit) for income taxes	(61)	(55)	1	(18)	(133)	(36)	(23)	(27)	(144)	(230)

NET INCOME (LOSS)	(82)	(40)	(78)	(77)	(277)	(47)	(51)	(59)	57	(100)
ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	19	9	2	8	38	2	7	6	7	22
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING LOSS	$(63)	$(31)	$(76)	$(69)	$(239)	$(45)	$(44)	$(53)	$(42)	$(184)

Effective tax rate (operating loss)	44.2%	61.8%	-2.2%	15.5%	32.0%	43.2%	30.8%	29.6%	45.5%	37.6%

(1)	Includes inter-segment eliminations and non-core products.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Investments Summary

(amounts in millions)

		December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$34,770	46%	$34,689	46%	$33,127	46%	$31,912	45%	$31,781	45%
	Private fixed maturity securities	9,480	12	9,309	12	9,213	13	9,188	13	9,239	13
	Residential mortgage-backed securities(1)	5,129	7	4,747	6	4,280	6	3,841	5	3,760	5
	Commercial mortgage-backed securities	3,045	4	3,139	4	3,280	5	3,329	5	3,361	5
	Other asset-backed securities	2,516	3	2,030	3	1,984	3	2,126	3	2,287	3
	Tax-exempt	503	1	693	1	865	1	924	1	1,026	1
	Non-investment grade fixed maturity securities	2,852	4	3,209	4	3,472	5	3,678	5	3,729	5
	Equity securities:
	Common stocks and mutual funds	306	—	284	—	263	—	232	—	215	—
	Preferred stocks	55	—	70	—	111	—	123	—	117	—
	Commercial mortgage loans	6,092	8	6,271	8	6,432	9	6,600	9	6,718	9
	Restricted commercial mortgage loans related to securitization entities	411	1	430	1	457	1	485	1	507	1
	Policy loans	1,549	2	1,556	2	1,542	2	1,480	2	1,471	2
	Cash, cash equivalents and short-term investments	5,145	7	3,822	5	2,986	4	3,940	6	3,271	5
	Securities lending	406	1	204	—	554	1	811	1	772	1
Other invested assets:	Limited partnerships(2)	344	—	355	1	346	—	339	—	340	—
	Derivatives:
	LTC forward starting swap—cash flow	648	1	1,515	2	264	—	169	—	222	—
	Other cash flow	—	—	—	—	—	—	192	—	205	—
	Fair value	75	—	93	—	116	—	113	—	130	—
	Equity index options—non-qualified	55	—	62	—	39	—	32	—	33	—
	LTC swaptions—non-qualified	—	—	—	—	—	—	—	—	—	—
	Other non-qualified	707	1	745	1	401	1	395	1	457	1
	Trading portfolio	788	1	639	1	607	1	667	1	677	1
	Counterparty collateral	1,023	1	1,733	2	705	1	745	1	794	2
	Restricted other invested assets related to securitization entities	377	—	377	1	379	1	376	1	372	1
	Other	116	—	106	—	114	—	91	—	85	—

	Total invested assets and cash	$76,392	100%	$76,078	100%	$71,537	100%	$71,788	100%	$71,569	100%

	Public Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$17,179	38%	$17,035	38%	$16,253	37%	$15,607	37%	$15,797	37%
	AA	4,666	10	5,038	11	5,007	12	4,912	11	4,947	12
	A	12,577	28	12,499	28	11,870	27	11,363	27	11,322	26
	BBB	9,334	21	8,721	19	8,374	19	8,311	20	8,224	19
	BB	1,102	2	1,206	3	1,257	3	1,358	3	1,451	4
	B	142	—	233	—	279	1	309	1	292	1
	CCC and lower	420	1	449	1	485	1	525	1	493	1

	Total public fixed maturity securities	$45,420	100%	$45,181	100%	$43,525	100%	$42,385	100%	$42,526	100%

	Private Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$1,754	14%	$1,305	10%	$1,372	11%	$1,339	11%	$1,490	12%
	AA	1,079	8	1,072	9	989	8	964	8	929	7
	A	3,993	31	4,087	32	3,967	31	4,089	32	4,018	32
	BBB	4,861	38	4,850	39	4,917	39	4,735	37	4,727	37
	BB	929	7	974	8	1,063	8	1,102	9	1,077	9
	B	125	1	168	1	170	1	175	1	259	2
	CCC and lower	134	1	179	1	218	2	209	2	157	1

	Total private fixed maturity securities	$12,875	100%	$12,635	100%	$12,696	100%	$12,613	100%	$12,657	100%

	(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2) Limited partnerships by type:
	Real estate	$168		$173		$162		$156		$155
	Infrastructure	116		119		122		115		116
	Other	60		63		62		68		69

	Total limited partnerships	$344		$355		$346		$339		$340

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$4,863	8%	$4,825	8%	$3,682	6%	$3,414	6%	$3,705	7%
Tax-exempt	503	1	693	1	865	1	928	2	1,030	2
Foreign government	2,211	4	2,165	4	2,389	4	2,359	4	2,369	4
U.S. corporate	25,258	43	25,368	44	24,047	43	23,753	43	23,967	43
Foreign corporate	13,757	24	13,705	24	14,428	26	13,937	25	13,498	25
Residential mortgage-backed securities	5,695	10	5,380	9	4,983	9	4,600	9	4,455	8
Commercial mortgage-backed securities	3,400	6	3,543	6	3,721	7	3,756	7	3,743	7
Other asset-backed securities	2,608	4	2,137	4	2,106	4	2,251	4	2,416	4

Total fixed maturity securities	$58,295	100%	$57,816	100%	$56,221	100%	$54,998	100%	$55,183	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$7,919	21%	$8,119	22%	$8,253	23%	$8,234	23%	$8,025	23%
Utilities and energy	8,653	23	8,608	23	8,175	22	7,950	22	7,977	23
Consumer—non-cyclical	4,662	12	4,569	12	4,250	12	4,148	12	4,071	11
Consumer—cyclical	2,088	6	1,976	5	1,830	5	1,773	5	1,760	5
Capital goods	2,388	6	2,485	7	2,282	6	2,191	6	2,163	6
Industrial	2,149	6	1,995	5	1,902	5	1,850	5	1,789	5
Technology and communications	2,522	7	2,443	7	2,377	6	2,250	6	2,192	6
Transportation	1,445	4	1,403	4	1,305	4	1,284	4	1,324	4
Other	5,520	15	5,580	15	6,074	17	5,852	17	5,861	17

Subtotal	37,346	100%	37,178	100%	36,448	100%	35,532	100%	35,162	100%

Non-Investment Grade:
Finance and insurance	290	17%	375	20%	425	21%	441	21%	512	22%
Utilities and energy	340	21	322	17	294	15	282	13	242	10
Consumer—non-cyclical	132	8	166	9	209	10	218	10	266	12
Consumer—cyclical	72	4	106	5	123	6	163	8	175	8
Capital goods	303	18	335	17	318	16	325	15	374	16
Industrial	286	17	318	17	356	17	369	17	362	16
Technology and communications	159	10	168	9	183	9	225	10	238	10
Transportation	68	4	88	5	95	5	95	4	97	4
Other	19	1	17	1	24	1	40	2	37	2

Subtotal	1,669	100%	1,895	100%	2,027	100%	2,158	100%	2,303	100%

Total	$39,015	100%	$39,073	100%	$38,475	100%	$37,690	100%	$37,465	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,756	5%	$2,720	5%	$2,857	5%	$2,379	4%	$2,707	5%
Due after one year through five years	11,225	19	11,172	19	12,103	22	12,248	22	12,423	22
Due after five years through ten years	10,472	18	10,612	18	10,031	18	9,678	18	9,232	17
Due after ten years	22,139	38	22,252	39	20,420	36	20,086	37	20,207	37

Subtotal	46,592	80	46,756	81	45,411	81	44,391	81	44,569	81
Mortgage and asset-backed securities	11,703	20	11,060	19	10,810	19	10,607	19	10,614	19

Total fixed maturity securities	$58,295	100%	$57,816	100%	$56,221	100%	$54,998	100%	$55,183	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,631	27%	$1,624	27%	$1,624	25%	$1,577	24%	$1,583	23%
Pacific	1,539	25	1,598	25	1,615	25	1,746	26	1,769	26
Middle Atlantic	734	12	810	13	865	13	880	13	937	14
East North Central	557	9	568	9	577	9	603	9	612	9
Mountain	497	8	500	8	516	8	527	8	540	8
New England	388	6	390	6	422	7	480	7	482	7
West North Central	337	5	344	5	349	5	355	5	369	6
West South Central	298	5	329	5	348	5	305	5	297	4
East South Central	159	3	158	2	169	3	181	3	183	3

Subtotal	6,140	100%	6,321	100%	6,485	100%	6,654	100%	6,772	100%

Allowance for losses	(51)		(54)		(57)		(58)		(59)
Unamortized fees and costs	3		4		4		4		5

Total	$6,092		$6,271		$6,432		$6,600		$6,718

Property Type
Retail	$1,898	31%	$1,889	30%	$1,912	30%	$1,976	30%	$1,974	29%
Industrial	1,707	28	1,736	28	1,753	27	1,745	26	1,788	26
Office	1,590	26	1,647	26	1,757	27	1,822	27	1,850	27
Apartments	641	10	708	11	718	11	700	11	725	11
Mixed use/other	304	5	341	5	345	5	411	6	435	7

Subtotal	6,140	100%	6,321	100%	6,485	100%	6,654	100%	6,772	100%

Allowance for losses	(51)		(54)		(57)		(58)		(59)
Unamortized fees and costs	3		4		4		4		5

Total	$6,092		$6,271		$6,432		$6,600		$6,718

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$54		$57		$58		$59		$62
Provision	—		—		3		—		7
Release	(3)		(3)		(4)		(1)		(10)

Ending balance	$51		$54		$57		$58		$59

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,698	44%	$2,810	45%	$2,883	44%	$2,851	43%	$2,881	43%
$5 million but less than $10 million	1,540	25	1,600	25	1,597	25	1,546	23	1,576	23
$10 million but less than $20 million	1,161	19	1,199	19	1,168	18	1,215	18	1,234	18
$20 million but less than $30 million	225	4	305	5	350	5	296	5	299	4
$30 million and over	516	8	407	6	487	8	747	11	786	12

Subtotal	6,140	100%	6,321	100%	6,485	100%	6,655	100%	6,776	100%

Net premium/discount	—		—		—		(1)		(4)

Total	$6,140		$6,321		$6,485		$6,654		$6,772

Commercial Mortgage Loan Information by Vintage as of December 31, 2011

(loan amounts in millions)

Loan Year	Total Recorded Investment (1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,805	792	$2	49%	$19	2	$10
2005	1,366	302	$5	63%	3	1	$3
2006	1,208	268	$5	71%	—	—	$—
2007	1,099	180	$6	75%	—	—	$—
2008	267	56	$5	75%	—	—	$—
2009	—	—	$—	—%	—	—	$—
2010	101	17	$6	63%	—	—	$—
2011	294	55	$5	65%	—	—	$—

Total	$6,140	1,670	$4	63%	$22	3	$8

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of December 31, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$665	$669	$693	$670	$2,697	$689	$658	$646	$626	$2,619
Fixed maturity securities—non-taxable	6	8	10	11	35	13	14	16	16	59
Commercial mortgage loans	92	89	92	92	365	93	95	99	104	391
Restricted commercial mortgage loans related to securitization entities	10	11	9	10	40	9	10	10	10	39
Equity securities	3	3	10	3	19	3	4	5	2	14
Other invested assets	36	31	38	30	135	32	23	29	32	116
Limited partnerships	(5)	11	17	4	27	11	1	10	(34)	(12)
Restricted other invested assets related to securitization entities	—	—	—	—	—	—	1	—	1	2
Policy loans	31	30	30	29	120	29	28	28	27	112
Cash, cash equivalents and short-term investments	13	12	6	6	37	6	6	4	5	21

Gross investment income before expenses and fees	851	864	905	855	3,475	885	840	847	789	3,361
Expenses and fees	(24)	(22)	(24)	(25)	(95)	(22)	(25)	(24)	(24)	(95)

Net investment income	$827	$842	$881	$830	$3,380	$863	$815	$823	$765	$3,266

Annualized Yields
Fixed maturity securities—taxable	4.9%	5.0%	5.2%	5.0%	5.0%	5.2%	5.0%	5.0%	4.9%	5.0%
Fixed maturity securities—non-taxable	3.6%	3.8%	4.1%	4.2%	4.0%	4.2%	4.3%	4.3%	4.3%	4.3%
Commercial mortgage loans	6.0%	5.6%	5.6%	5.5%	5.7%	5.5%	5.4%	5.5%	5.8%	5.6%
Restricted commercial mortgage loans related to securitization entities	9.5%	10.1%	7.8%	7.6%	8.8%	7.3%	7.6%	7.3%	7.3%	7.4%
Equity securities	3.4%	3.4%	11.7%	3.2%	5.4%	4.0%	6.8%	11.8%	6.6%	6.7%
Other invested assets	14.3%	13.4%	15.8%	11.7%	13.6%	12.1%	13.3%	17.3%	15.0%	14.0%
Limited partnerships(1)	-5.7%	12.6%	19.9%	5.1%	7.8%	12.3%	1.0%	10.6%	-34.0%	-3.4%
Restricted other invested assets related to securitization entities	0.0%	0.2%	0.2%	0.3%	0.0%	0.3%	0.3%	0.3%	1.0%	0.5%
Policy loans	8.0%	7.7%	7.9%	8.0%	7.9%	8.0%	7.6%	7.7%	7.7%	7.8%
Cash, cash equivalents and short-term investments	1.2%	1.4%	0.7%	0.7%	1.0%	0.7%	0.5%	0.3%	0.4%	0.5%

Gross investment income before expenses and fees	4.9%	5.0%	5.3%	5.0%	5.0%	5.1%	4.8%	4.9%	4.6%	4.9%
Expenses and fees	-0.1%	-0.1%	-0.2%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	4.8%	4.9%	5.1%	4.8%	4.9%	5.0%	4.7%	4.8%	4.4%	4.8%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$15	$4	$1	$(3)	$17	$(1)	$3	$4	$(6)	$—
U.S. government, agencies and government-sponsored enterprises	5	1	—	3	9	—	1	—	(4)	(3)
Foreign corporate	(3)	17	(8)	(1)	5	2	3	16	2	23
Foreign government	1	3	2	—	6	(3)	3	—	(2)	(2)
Tax-exempt	7	1	(1)	—	7	2	(2)	(3)	4	1
Mortgage-backed securities	(8)	(2)	(1)	(2)	(13)	(1)	(7)	(5)	(3)	(16)
Asset-backed securities	(1)	—	(1)	—	(2)	(6)	(1)	—	(1)	(8)
Equity securities	2	—	1	2	5	7	—	1	—	8
Foreign exchange	(1)	(1)	1	—	(1)	—	1	(1)	—	—

Total net realized gains (losses) on available-for-sale securities	17	23	(6)	(1)	33	—	1	12	(10)	3

Impairments:
Sub-prime residential mortgage-backed securities	(2)	(1)	(3)	(6)	(12)	(5)	(3)	(1)	(16)	(25)
Alt-A residential mortgage-backed securities	(3)	(2)	(2)	(4)	(11)	(4)	(9)	(13)	(8)	(34)

Total sub-prime and Alt-A residential mortgage-backed securities	(5)	(3)	(5)	(10)	(23)	(9)	(12)	(14)	(24)	(59)

Prime residential mortgage-backed securities	(1)	(3)	(2)	(3)	(9)	(2)	(4)	(3)	(6)	(15)
Other asset-backed securities	—	—	—	—	—	—	—	(9)	(10)	(19)
Other mortgage-backed securities	(3)	—	—	—	(3)	—	—	—	—	—
Commercial mortgage-backed securities	(3)	(1)	(4)	—	(8)	(1)	(2)	(1)	(1)	(5)
Corporate fixed maturity securities	—	(27)	—	(9)	(36)	(10)	(6)	—	(3)	(19)
Financial hybrid securities	—	—	—	—	—	—	—	—	(4)	(4)
Limited partnerships	—	—	(1)	—	(1)	—	—	(2)	(4)	(6)
Commercial mortgage loans	—	—	(4)	(1)	(5)	(2)	(1)	(3)	—	(6)

Total impairments	(12)	(34)	(16)	(23)	(85)	(24)	(25)	(32)	(52)	(133)

Net unrealized gains (losses) on trading securities	(6)	7	9	7	17	(4)	14	(2)	4	12
Derivative instruments	2	(50)	(10)	(6)	(64)	1	61	(25)	(5)	32
Bank loans	—	—	—	—	—	(1)	1	4	3	7
Limited partnerships	—	—	—	—	—	—	(1)	(2)	(1)	(4)
Commercial mortgage loans held-for-sale market valuation allowance	2	2	1	(1)	4	1	(4)	(13)	(3)	(19)
Contingent purchase price valuation change	(1)	(15)	(1)	—	(17)	—	—	—	—	—
Net gains (losses) related to securitization entities	3	(37)	(3)	6	(31)	2	20	(31)	7	(2)
Other	(1)	1	—	—	—	—	—	—	11	11

Net investment gains (losses), net of taxes	4	(103)	(26)	(18)	(143)	(25)	67	(89)	(46)	(93)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	(3)	29	4	3	33	(1)	(12)	13	5	5
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	—	(1)	—	(1)	(2)	—	(1)	—	(1)	(2)

Net investment gains (losses), net of taxes and other adjustments	$1	$(75)	$(22)	$(16)	$(112)	$(26)	$54	$(76)	$(42)	$(90)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$122	$(146)	$(92)	$46	$142
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,424	$12,424	$12,463	$12,498	$12,494
GAAP Basis ROE (1) divided by (2)	1.0%	-1.2%	-0.7%	0.4%	1.1%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$214	$(7)	$(82)	$110	$126
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,424	$12,424	$12,463	$12,498	$12,494
Operating ROE (1) divided by (2)	1.7%	-0.1%	-0.7%	0.9%	1.0%

	Three months ended
Quarterly Average ROE	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$107	$29	$(96)	$82	$(161)
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,463	$12,388	$12,414	$12,413	$12,444
Annualized GAAP Quarterly Basis ROE (3) divided by (4)	3.4%	0.9%	-3.1%	2.6%	-5.2%

Operating ROE
Net operating income (loss) for the period ended(3)	$86	$104	$(74)	$98	$(135)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,463	$12,388	$12,414	$12,413	$12,444
Annualized Operating Quarterly Basis ROE (3) divided by (4)	2.8%	3.4%	-2.4%	3.2%	-4.3%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Reconciliation of Expense Ratio

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$508	$510	$514	$500	$2,032	$519	$472	$499	$475	$1,965
Total revenues(2)	$2,600	$2,521	$2,655	$2,568	$10,344	$2,591	$2,667	$2,410	$2,421	$10,089

Expense ratio (1) divided by (2)	19.5%	20.2%	19.4%	19.5%	19.6%	20.0%	17.7%	20.7%	19.6%	19.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$508	$510	$514	$500	$2,032	$519	$472	$499	$475	$1,965
Less lifestyle protection insurance business	134	137	151	148	570	143	139	157	154	593
Less wealth management business	93	95	92	92	372	76	73	72	66	287

Adjusted acquisition and operating expenses, net of deferrals(3)	$281	$278	$271	$260	$1,090	$300	$260	$270	$255	$1,085

Total revenues	$2,600	$2,521	$2,655	$2,568	$10,344	$2,591	$2,667	$2,410	$2,421	$10,089
Less lifestyle protection insurance business	226	245	281	270	1,022	259	258	284	311	1,112
Less wealth management business	114	115	114	110	453	93	89	89	81	352
Less net investment gains (losses)	7	(155)	(41)	(30)	(219)	(38)	103	(141)	(72)	(148)

Adjusted total revenues(4)	$2,253	$2,316	$2,301	$2,218	$9,088	$2,277	$2,217	$2,178	$2,101	$8,773

Adjusted expense ratio (3) divided by (4)	12.5%	12.0%	11.8%	11.7%	12.0%	13.2%	11.7%	12.4%	12.1%	12.4%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s lifestyle protection insurance and wealth management businesses. The lifestyle protection insurance and wealth management businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Reconciliation of Core Premiums

(amounts in millions)

	2011					2010
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,352	$1,461	$1,455	$1,437	$5,705	$1,467	$1,447	$1,470	$1,470	$5,854
Less U.S. Life Insurance—fixed annuities premiums	33	22	20	20	95	45	42	32	36	155
Less impact of changes in foreign exchange rates	7	54	44	10	115	(7)	(11)	25	68	75

Core premiums	$1,312	$1,385	$1,391	$1,407	$5,495	$1,429	$1,416	$1,413	$1,366	$5,624

Reported premium percentage change from prior year	-7.8%	1.0%	-1.0%	-2.2%	-2.5%	-3.7%	-3.0%	-2.1%	-2.1%	-2.7%
Core premium percentage change from prior year	-8.2%	-2.2%	-1.6%	3.0%	-2.3%	1.3%	-5.9%	-9.2%	-13.3%	-7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the U.S. Life Insurance - fixed annuities business and the impact of changes in foreign exchange rates. The fixed annuities premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Reconciliation of Core Yield

		2011					2010
	(Assets—amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$76.4	$76.1	$71.5	$71.8	$76.4	$71.6	$74.8	$71.8	$69.3	$71.6
	Subtract:
	Securities lending	0.4	0.2	0.6	0.8	0.4	0.8	0.7	0.7	0.6	0.8
	Unrealized gains (losses)	5.0	5.7	1.7	1.2	5.0	1.3	3.8	1.7	(0.9)	1.3
	Derivative counterparty collateral	1.0	1.7	0.7	0.7	1.0	0.8	1.6	1.1	0.6	0.8

	Adjusted end of period invested assets	$70.0	$68.5	$68.5	$69.1	$70.0	$68.7	$68.7	$68.3	$69.0	$68.7

(A)	Average Invested Assets Used in Reported Yield Calculation	$69.2	$68.5	$68.8	$68.9	$68.9	$68.7	$68.6	$68.7	$68.9	$68.6
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.4	0.4	0.5	0.5	0.5	0.5	0.5	0.5	0.6	0.6

(B)	Average Invested Assets Used in Core Yield Calculation	68.8	68.1	68.3	68.4	68.4	68.2	68.1	68.2	68.3	68.0
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	7.9	8.1	8.3	8.6	8.2	9.1	9.4	9.3	9.3	9.2

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$60.9	$60.0	$60.0	$59.8	$60.2	$59.1	$58.7	$58.9	$59.0	$58.8

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$827	$842	$881	$830	$3,380	$863	$815	$823	$765	$3,266
	Subtract:
	Bond calls and commercial mortgage loan prepayments	10	8	16	8	42	13	8	—	7	28
	Reinsurance(2)	19	21	36	32	108	20	14	21	29	84
	Other non-core items(3)	7	3	15	2	27	31	6	7	—	44
	Restricted commercial mortgage loans and other invested assets related to securitization entities	6	8	5	7	26	7	7	7	8	29

(E)	Core Net Investment Income	785	802	809	781	3,177	792	780	788	721	3,081
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	35	33	37	34	139	33	34	28	2	97

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$750	$769	$772	$747	$3,038	$759	$746	$760	$719	$2,984

(D) /(A)	Reported Yield	4.78%	4.92%	5.12%	4.82%	4.91%	5.02%	4.75%	4.79%	4.44%	4.76%
(E) /(B)	Core Yield	4.56%	4.71%	4.74%	4.57%	4.65%	4.65%	4.58%	4.62%	4.22%	4.52%
(F) /(C)	Core Yield (excl. Floating and Non-Recourse Funding)	4.93%	5.13%	5.15%	5.00%	5.05%	5.14%	5.08%	5.16%	4.87%	5.07%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor’s Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-

The company’s principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	B	Ba1
Genworth Residential Mortgage Insurance Corporation of NC	B	Ba1
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best, Fitch and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “AA” (Very Strong), “A” (Strong), “BBB” (Good) or “B” (Weak) have very strong, strong, good, or weak financial security characteristics, respectively. The “AA,” “A”, “BBB” and “B” ranges are the second-, third-, fourth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “B” ratings are the fourth-, sixth-, seventh-, ninth- and fifteenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and those rated “Ba” (Questionable) offer questionable financial security. The “A” (Good) and “Ba” (Questionable) ranges are the third- and fifth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Ba1”, ratings are the fifth-, sixth-, and eleventh-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) rating is assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) rating is the third-highest, of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 19 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly variable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Georgette Nicholas, 804-662-2248

Georgette.Nicholas@genworth.com